UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4803

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

LIMITED TERM MUNICIPAL FUND

ANNUAL REPORT 9.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	-3.16%	-5.34%	-2.21%

5-Year	4.83	4.36	5.98

10-Year	4.30	4.06	4.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester Limited Term Municipal Fund, from Oppenheimer Limited Term Municipal Fund, on January 28, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

During a reporting period characterized by rising yields during three of its four quarters, this Fund produced a tax-free distribution yield of 3.86% at net asset value (NAV), outperforming the average in its Lipper category and trailing only the Y shares of this Fund. The Fund’s distribution yield was also higher than the average fund in Lipper’s General and Insured Municipal Debt Funds category of long-term funds. Investor confidence weakened in the final third of this reporting period after the Federal Reserve’s testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative. As a result, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. For the reporting period ended September 30, 2013, the total return was -3.16% (without sales charge).

MARKET OVERVIEW

Despite the sluggishness of the U.S. economy throughout this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In June, for example, the Fed announced that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The market reaction was a sharp sell-off by fixed-income investors, many of whom believed that a policy change was imminent.

By the time Fed Chairman Ben S. Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears about future interest rates into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.86%

Dividend Yield with sales charge	3.77

Standardized Yield	3.01

Taxable Equivalent Yield	5.32

Last distribution (9/24/13)	$0.0455

Total distributions (10/1/12 to 9/30/13)	$0.5485

Endnotes for this discussion begin on page 14 of this report

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Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of September 30, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.26%, up 131 basis points from September 28, 2012, the last business day of the Fund’s 2012 fiscal year. On September 30, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.70%, up 96 basis points from the September 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.30%, up 13 basis points from the September 2012 date.

The potential for tapering and changes to the Fed Funds rate were not the only topics emanating from Washington, D.C., at the end of this reporting period. The executive and legislative branches were enmeshed in a partisan debate over the federal budget and, as the reporting period ended, a shutdown of the federal government began.

Additionally, speculation about who would succeed Fed Chairman Ben S. Bernanke was widespread. Many news reports sought to discern how policies might change under new leadership. While Lawrence Summers was seen as the early front runner, he withdrew from consideration in mid-September. Janet Yellen became the front runner thereafter.

Late in this reporting period, in a move that was widely anticipated, Detroit filed for bankruptcy. This was just the latest development for the 18th largest U.S. city, which has had well documented fiscal problems for nearly a decade. This Fund holds Detroit general obligation (G.O.) bonds, which are insured. The insurance companies have said that all bondholders will receive payments on time and in full. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream. The emergency manager’s proposal calls for the water and sewer bonds to be paid on time and in full.

It is important to note that not all issues that include the word “Detroit” are affected by the city’s bankruptcy filing. Further, it often takes years for a municipality to emerge from bankruptcy; it is way too early for anyone to know with any degree of certainty how different creditors will be treated, and any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules.

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The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so. Media coverage about Detroit’s filing and about Puerto Rico debt contributed to market volatility in the last 3 months of this reporting period; details about this Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

As often happens, the muni market responded more quickly to “negative” news than to “positive” news this reporting period. Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield at NAV in Lipper’s Short Intermediate Municipal Debt Funds category was 1.58% at the end of this reporting period. At 3.86%, the distribution yield at NAV for this Fund’s Class A shares was 228 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term Municipal Fund held more than 1,400 securities as of September 30, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 3.86% at NAV as of September 30, 2013, was 228 basis points higher than the average in Lipper’s Short Intermediate Municipal Debt Funds category, which was 1.58%. It was also higher than the average among the long-term funds in Lipper’s General and Insured Municipal Debt Funds category, which was 3.43% at the end of this reporting period. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 5.32%, based on the Fund’s standardized yield as of September 30, 2013, and the top federal income tax rate.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends under pressure.

The dividend of the Fund, which was 4.9 cents per Class A share at the outset of the reporting period, was reduced to 4.5 cents per share beginning with the December

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2012 payout. The Fund dividend rose again with the September 2013 payout, to 4.55 cents per share. In all, the Fund distributed 54.85 cents per share this reporting period, including a small amount of taxable income.

As of September 30, 2013, the Fund was invested in the hospital/healthcare sector, comprising 14.8% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. “Credit spread widening”—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—caused the hospital/healthcare sector (and many other sectors) to detract from the Fund’s performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal,

state and local income taxes, represented 12.6% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Some of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 5.4% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has

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experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances.

During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods. However, the sales tax sector and the other Puerto Rican securities in aggregate detracted from the Fund’s total return this reporting period as many market participants reassessed their positions in light of their concerns about the island’s economy.

Near the beginning of this reporting period, Alejandro Garcia Padilla was elected to replace Luis Fortuño as the

Commonwealth’s governor. Five weeks later, Moody’s Investors Service lowered ratings for the island’s revenue-backed debt to below investment grade. Investors should note that Standard & Poor’s and Fitch Ratings maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds. Since his inauguration, the first-time governor has agreed to privatize the island’s main airport and pushed through sweeping pension reform. He won approval for a $9.8 billion budget that calls for $1.4 billion in additional taxes in fiscal 2014. All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that

7         OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially.

In the latter months of this reporting period, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession, and failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize general obligation debt-service payments. These reports led to increased pricing pressure and, as a result, the Fund’s holdings in the Commonwealth detracted from performance this reporting period.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations; according to the Government Development Bank of Puerto Rico, “In the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

Long-term shareholders in this Fund and in many of our competitors’ funds have benefited from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 11.5% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in the Commonwealth of Puerto Rico and many municipalities throughout the United States. A sell-off of Puerto Rican securities took its toll on the G.O. debt, which was a detractor from Fund performance this reporting period.

At the end of this reporting period, the Fund’s investments in the housing sectors totaled 10.7% of the Fund’s total assets; this figure included the single-family housing sector (6.3% of total assets) and the multifamily housing sector (4.4%). Even though the national housing recovery is far from complete, these securities continued to provide competitive levels of tax-free income this reporting period. Both of these sectors contributed positively to the Fund’s performance this reporting period, providing further support for our belief that carefully selected housing sector bonds belong in our funds.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. At the end of the reporting period, 9.9% of the Fund’s total assets were invested in the marine/aviation facilities sector. The sector was adversely affected by credit spread widening, which caused it to detract from the Fund’s performance this reporting period.

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Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 9.2% of the Fund’s total assets at the end of this reporting period and contributed positively to Fund performance.

Late in this reporting period, an arbitration panel that was seeking to resolve a long-standing dispute related to MSA payments issued a favorable ruling. At issue was whether the states and municipalities that signed the MSA had “diligently enforced” its terms in 2003 and should therefore retain the disputed portion of the annual MSA proceeds known as the non-participating manufacturers adjustment. All of the states that had issued “tobacco bonds” were found to have been compliant with the MSA’s terms and will receive millions of dollars apiece. These payments will further support the debt-service obligations on the “tobacco bonds” of these states. This ruling represented good news for investors in “tobacco bonds” and for this Fund’s shareholders. The market rallied after this ruling was announced.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund’s holdings in municipal bonds issued by utilities represented 8.7% of total assets at the end of this reporting period. As of September 30, 2013, this set of holdings included electric utilities with 4.2% of the Fund’s total assets, sewer utilities with 2.1%, water utilities with 1.8%, and gas utilities with 0.6%, none of which contributed positively to Fund performance. Our holdings in this sector consist of securities in the midrange of the credit spectrum.

Our approach to municipal bond investing is flexible and responsive to market conditions.

The Fund’s airline holdings represented 2.9% of total assets as of September 30, 2013, and contributed positively to Fund performance. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 3.6% of the Fund’s total assets as of September 30, 2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public

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sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements. The municipal leases sector also detracted from the Fund’s total return this reporting period as credit spreads widened.

Tax increment financing (TIF) bonds constituted 2.6% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds. During this reporting period, the sector contributed favorably to Fund performance.

The impact of credit spread widening and higher yields was also felt in other sectors in which the Fund was invested as of September 30, 2013. For example, the Government Appropriations sector detracted from the Fund’s performance this reporting period, as did securities the Fund held in the following sectors: education, diversified financial services, highways/commuter facilities and correctional facilities.

During this reporting period, the Fund maintained a small investment (less than 2%) in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. In a low-interest-rate environment, a fund’s investments in “inverse floaters” can help enhance a fund’s yield, as occurred this reporting period. However, during the 12-month period ended September 30, 2013, the prices of this Fund’s “inverse floaters” declined and the bonds failed to contribute positively to the Fund’s total return. Investors should note that rising rates in the short-term market serve to reduce the income that “inverse floaters” provide industry-wide. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because of the attractive yields they can produce under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

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This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of the end of this reporting period, market movements and/or ratings changes of municipal bonds caused the Fund’s below-investment-grade bonds to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will help our funds deliver above-average yields (relative to peer funds). We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	14.8%
General Obligation	11.5
Marine/Aviation Facilities	9.9
Tobacco Master Settlement Agreement	9.2
Single-Family Housing	6.3
Sales Tax Revenue	5.4
Multifamily Housing	4.4
Electric Utilities	4.2
Municipal Leases	3.6
Government Appropriation	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub-Adviser-Rated	Total
AAA	3.4%	0.0%	3.4%
AA	19.9	0.0	19.9
A	35.3	0.5	35.8
BBB	28.7	5.5	34.2
BB or lower	6.1	0.6	6.7
Total	93.4%	6.6%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/13

	Without Sales Charge	With Sales Charge
Class A	3.86%	3.77%
Class B	3.06	N/A
Class C	3.15	N/A
Class Y	4.08	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/13

Class A	3.01%
Class B	2.20
Class C	2.29
Class Y	3.32

TAXABLE EQUIVALENT YIELDS

As of 9/30/13

Class A	5.32%
Class B	3.89
Class C	4.05
Class Y	5.87

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	-3.16%	4.83%	4.30%	5.61%
Class B (OIMBX)	9/11/95	-3.91	3.96	3.82	4.44
Class C (OITCX)	12/1/93	-3.85	4.04	3.52	3.83
Class Y (OPIYX)	1/31/11	-2.85	N/A	N/A	5.05

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	-5.34%	4.36%	4.06%	5.52%
Class B (OIMBX)	9/11/95	-7.64	3.79	3.82	4.44
Class C (OITCX)	12/1/93	-4.78	4.04	3.52	3.83
Class Y (OPIYX)	1/31/11	-2.85	N/A	N/A	5.05

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales harge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0455 for the 28-day accrual period ended September 24, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 24, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0360, $0.0370 and $0.0481, respectively, for the 28-day accrual period ended September 24, 2013, and on the corresponding net asset values on that date.

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Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Intermediate Municipal Debt Funds category is based on 47 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

15         OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16         OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$ 1,000.00	$ 954.00	$ 3.98
Class B	1,000.00	949.90	8.20
Class C	1,000.00	950.10	7.76
Class Y	1,000.00	955.30	2.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.01	4.11
Class B	1,000.00	1,016.70	8.48
Class C	1,000.00	1,017.15	8.02
Class Y	1,000.00	1,022.31	2.79

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	0.81%
Class B	1.67
Class C	1.58
Class Y	0.55

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17         OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2013

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Municipal Bonds and Notes—101.0%
Alabama—1.5%
$ 15,000	AL HFA (Single Family Mtg.)[1]	5.000%	10/01/2025	04/01/2016	A	$15,350

590,000	AL Municipal Electric Authority[1]	5.500	09/01/2019	10/31/2013	A	598,366

40,000	Bessemer, AL GO1	6.250	02/01/2024	10/31/2013	A	40,074

2,290,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.250	11/15/2020	11/15/2015	A	2,352,723

65,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.000	12/01/2021	02/01/2021	B	55,147

855,000	Butler, AL Industrial Devel. Board (Georgia-Pacific Corp.)[1]	5.750	09/01/2028	09/01/2014	A	879,137

175,000	Courtland, AL Industrial Devel. Board (Champion International Corp.)[1]	6.000	08/01/2029	10/31/2013	A	175,308

10,500,000	Courtland, AL Industrial Devel. Board (International Paper Company)[1]	6.250	08/01/2025	10/31/2013	A	10,500,525

3,280,000	Courtland, AL Industrial Devel. Board (International Paper Company)[1]	5.800	05/01/2022	05/01/2014	A	3,283,936

200,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	7.000	02/01/2036	02/01/2019	A	207,336

3,975,000	Fairfield, AL GO	6.000	06/01/2031	12/11/2021	A	4,037,089

7,470,000	Huntsville, AL Health Care Authority, Series A1	5.500	06/01/2025	06/01/2020	A	8,091,056

7,720,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2018	01/01/2018		7,668,044

345,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.000	01/01/2024	01/01/2024		339,004

4,725,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	01/01/2014	A	4,725,000

8,110,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	01/01/2014	A	8,109,432

100,000	Jefferson County, AL Limited Obligation School Warrant[1]	4.750	01/01/2025	01/01/2025		98,351

460,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	01/01/2014	A	459,954

290,000	Jefferson County, AL Sewer[1]	5.625	02/01/2022	07/18/2021	B	218,895

9,840,000	Jefferson County, AL Sewer[1]	5.250	02/01/2016	02/01/2014	A	9,838,819

2,485,000	Jefferson County, AL Sewer[1]	5.250	02/01/2015	02/01/2015		2,482,764

50,000	Mobile, AL Limited Obligation Tax[1]	5.500	02/15/2023	02/15/2014	A	50,282

130,000	New Hope, AL Water & Sewer[1]	5.000	07/01/2022	01/01/2014	A	130,356

115,000	Satsuma, AL Waterworks & Sewer Board[1]	6.000	07/01/2025	10/31/2013	A	115,151

500,000	Selma, AL Industrial Devel. Board (International Paper Company)[1]	6.700	03/01/2024	10/31/2013	A	500,015

25,000	Spring Hill College, AL Educational Building Authority (Spring Hill College)[1]	5.200	09/01/2023	03/27/2022	B	23,449

25,000	Talladega County, AL GO1	5.250	01/01/2029	10/31/2013	A	25,017

						65,020,580

Alaska—0.1%
10,000	AK Industrial Devel. & Export Authority (Lake Dorothy Hydroelectric)	5.250	12/01/2021	10/31/2013	A	10,033

530,000	AK Industrial Devel. & Export Authority (Snettisham)[1]	5.500	01/01/2017	10/31/2013	A	531,288

18        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Alaska Continued
$ 890,000	AK Industrial Devel. & Export Authority (Snettisham)	6.000%		01/01/2015	10/31/2013	A	$893,204

250,000	AK International Airports[1]	5.000		10/01/2024	10/31/2013	A	250,833

50,000	AK International Airports[1]	5.000		10/01/2024	10/31/2013	A	50,166

1,835,000	AK International Airports[1]	5.500		10/01/2016	10/31/2013	A	1,842,909

195,000	AK International Airports[1]	5.000		10/01/2022	10/31/2013	A	195,698

5,235,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	4.625		06/01/2023	04/05/2015	B	4,954,770

							8,728,901

Arizona—2.0%
7,360,000	Glendale, AZ Municipal Property Corp.	5.000		07/01/2027	01/01/2018	A	7,742,646

4,540,000	Glendale, AZ Municipal Property Corp.	5.000		07/01/2026	01/01/2018	A	4,790,699

6,995,000	Glendale, AZ Municipal Property Corp.[1]	5.000		07/01/2030	01/01/2018	A	7,195,057

7,670,000	Glendale, AZ Municipal Property Corp.	5.000		07/01/2028	01/01/2018	A	7,996,358

3,635,000	Glendale, AZ Municipal Property Corp.	5.000		07/01/2023	01/01/2018	A	3,978,253

3,470,000	Glendale, AZ Municipal Property Corp.	5.000		07/01/2022	01/01/2018	A	3,814,849

4,380,000	Glendale, AZ Municipal Property Corp.	5.000		07/01/2025	01/01/2018	A	4,667,766

4,220,000	Glendale, AZ Municipal Property Corp.	5.000		07/01/2024	01/01/2018	A	4,583,258

1,375,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750		10/01/2031	05/08/2028	B	1,314,706

2,815,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250		08/01/2031	08/01/2018	A	2,906,910

1,215,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)[1]	7.750		07/01/2021	01/01/2014	A	1,232,933

190,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.000		01/01/2014	01/01/2014		189,738

1,095,000	Maricopa County, AZ IDA (DHlth/BMH/CHSB Obligated Group)[1]	5.250		07/01/2032	07/01/2017	A	1,107,341

3,500,000	Maricopa County, AZ IDA (DHlth/CHSB Obligated Group)[1]	5.500		07/01/2026	07/01/2014	A	3,608,465

55,000	Maricopa County, AZ IDA (Phoenix West Prison)[1]	5.000		07/01/2016	01/01/2014	A	55,310

7,000,000	Maricopa County, AZ Pollution Control Corp. (Public Service Company of New Mexico)[1]	5.200	[2]	06/01/2043	06/01/2020	C	7,730,170

875,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.500		11/01/2017	11/01/2017		711,069

8,500,000	Pima County, AZ IDA (Arizona Charter School)	5.375		07/01/2031	04/26/2028	B	8,165,780

10,350,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	5.750		09/01/2029	01/12/2015	A	10,554,102

2,270,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.450		12/01/2017	01/11/2016	B	2,274,676

5,115,000	Scottsdale, AZ IDA (SHH/SHC/SHRC/SCIC Obligated Group)[1]	5.250		09/01/2030	10/31/2013	A	5,115,972

500,000	Tucson, AZ Airport Authority[1]	5.350		06/01/2031	10/31/2013	A	501,365

260,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.250		07/01/2038	07/01/2014	A	265,322

							90,502,745

Arkansas—0.0%
10,000	AR Devel. Finance Authority (Biosciences Institute College)[1]	5.125		12/01/2028	01/04/2024	B	9,757

19        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Arkansas Continued
$ 165,000	AR Devel. Finance Authority (Madison Industrial Devel./Community Living Obligated Group)[1]	5.800%	12/01/2020	10/31/2013	A	$165,376

200,000	AR Devel. Finance Authority (Single Family Mtg.)[1]	5.625	01/01/2035	01/01/2016	A	209,622

						384,755

California—14.3%
1,300,000	Alameda, CA Corridor Transportation Authority[1]	5.450	10/01/2025	10/01/2017	A	1,383,421

2,500,000	Alameda, CA Corridor Transportation Authority[1]	5.400	10/01/2024	10/01/2017	A	2,671,875

4,350,000	Antelope Valley, CA Healthcare District[1]	5.250	09/01/2017	09/01/2014	A	4,350,391

3,000,000	Antelope Valley, CA Healthcare District[1]	5.200	01/01/2020	10/31/2013	A	3,007,260

3,000,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2027	10/31/2013	A	3,041,280

4,180,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2022	10/31/2013	A	4,237,517

2,365,000	Apple Valley, CA Public Financing Authority (Town Hall Annex)[1]	5.000	09/01/2027	09/01/2017	A	2,461,539

1,215,000	Berkeley, CA Joint Powers Financing Authority	5.000	10/01/2023	10/01/2022	A	1,368,697

470,000	CA Communities Transportation Revenue COP	5.000	06/01/2022	06/01/2022		522,993

145,000	CA Communities Transportation Revenue COP	5.000	06/01/2021	06/01/2021		161,173

425,000	CA Communities Transportation Revenue COP	5.000	06/01/2020	06/01/2020		473,752

10,520,000	CA County Tobacco Securitization Agency (TASC)[1,3]	5.250	06/01/2021	09/25/2017	B	10,196,615

290,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000	06/01/2026	09/13/2016	B	270,596

135,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	09/22/2028	B	126,344

3,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650	06/01/2041	07/29/2035	B	2,299,680

3,095,000	CA County Tobacco Securitization Agency (TASC)[1]	5.600	06/01/2036	10/26/2030	B	2,530,441

8,570,000	CA County Tobacco Securitization Agency (TASC)[1]	5.450	06/01/2028	12/24/2024	B	7,615,045

3,165,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2029	06/12/2015	B	3,072,803

2,505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	09/02/2024	B	2,380,276

1,875,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500	06/01/2033	11/30/2013	A	1,874,869

4,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	06/09/2017	B	4,556,884

9,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2027	11/10/2018	B	8,891,910

1,545,000	CA County Tobacco Securitization Agency (TASC)[1]	5.625	06/01/2023	10/31/2013	A	1,548,940

9,475,000	CA Dept. of Veterans Affairs Home Purchase[1]	4.900	12/01/2022	12/01/2016	A	9,936,717

20        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California Continued
$ 3,620,000	CA GO1	6.500%	04/01/2033	04/01/2019	A	$4,282,460

27,000,000	CA GO	5.000	10/01/2029	04/01/2018	A	28,581,390

2,360,000	CA GO1	5.375	06/01/2026	12/01/2013	A	2,378,762

2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2033	02/05/2031	B	1,936,775

4,200,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500	06/01/2027	12/08/2019	B	3,635,394

5,765,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250	03/01/2024	03/01/2016	A	6,208,328

1,890,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)[1]	5.125	07/01/2018	10/31/2013	A	1,894,101

200,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)	5.750	07/01/2015	10/31/2013	A	200,712

1,450,000	CA Health Facilities Financing Authority (Scripps Health)[1]	5.000	11/15/2026	11/15/2021	A	1,557,358

50,000,000	CA Health Facilities Financing Authority (Stanford Hospital)[4]	5.750	11/15/2031	11/15/2020	A	54,566,500

19,770,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2023	01/03/2021	B	19,535,330

8,350,000	CA HFA (Home Mtg.)[1]	5.500	08/01/2042	02/01/2015	A	8,707,881

1,180,000	CA HFA (Home Mtg.)[1]	4.625	02/01/2016	02/01/2016		1,215,294

2,000,000	CA HFA (Home Mtg.)[1]	4.625	08/01/2016	08/01/2016		2,090,020

1,050,000	CA HFA (Home Mtg.)[1]	5.300	08/01/2023	08/01/2017	A	1,058,830

4,135,000	CA HFA (Home Mtg.)[1]	4.700	08/01/2026	05/06/2024	B	3,943,177

8,000,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2026	02/02/2023	B	7,814,480

3,000,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2028	08/01/2017	A	3,010,260

50,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	05/17/2031	B	48,291

7,160,000	CA HFA (Home Mtg.)[1]	5.000	02/01/2042	10/07/2014	A	7,455,207

780,000	CA HFA (Home Mtg.)[1]	4.150	02/01/2016	02/01/2016		801,263

1,525,000	CA HFA (Home Mtg.)[1]	4.550	08/01/2021	12/25/2018	B	1,510,406

575,000	CA HFA (Home Mtg.)[1]	5.500	02/01/2042	02/01/2016	A	575,701

5,145,000	CA HFA (Home Mtg.)[1]	4.625	08/01/2026	05/14/2024	B	4,870,514

175,000	CA HFA (Home Mtg.)[1]	4.300	02/01/2016	02/01/2016		181,765

415,000	CA HFA (Home Mtg.)[1]	4.350	08/01/2017	02/01/2017	A	423,018

150,000	CA HFA (Home Mtg.)[1]	4.125	02/01/2015	02/01/2015		152,698

540,000	CA HFA (Home Mtg.)[1]	4.100	02/01/2015	02/01/2015		550,967

115,000	CA HFA (Multifamily Hsg.)[1]	5.950	08/01/2028	10/31/2013	A	115,647

2,855,000	CA HFA (Multifamily Hsg.)[1]	6.000	02/01/2038	10/31/2013	A	2,934,483

4,635,000	CA HFA (Multifamily Hsg.), Series A1	5.200	08/01/2022	10/31/2013	A	4,695,440

12,990,000	CA HFA (Multifamily Hsg.), Series B1	5.400	08/01/2028	10/31/2013	A	13,327,870

2,000,000	CA HFA, Series A1	4.850	08/01/2026	06/06/2024	B	1,967,400

285,000	CA HFA, Series B1	4.800	02/01/2023	11/03/2021	B	279,742

1,260,000	CA HFA, Series C1	5.750	08/01/2030	08/01/2014	A	1,317,607

1,385,000	CA Public Works[1]	6.625	11/01/2034	05/08/2016	A	1,392,382

4,165,000	CA Public Works (California State Prisons)[1]	5.250	10/01/2022	10/01/2021	A	4,823,320

1,500,000	CA Public Works (Dept. of General Services)[1]	6.125	04/01/2028	04/01/2019	A	1,729,785

25,000	CA Public Works (Dept. of General Services)[1]	5.250	03/01/2015	10/31/2013	A	25,100

4,500,000	CA Public Works (Dept. of General Services)[1]	5.000	12/01/2027	10/31/2013	A	4,509,765

625,000	CA Public Works (Judicial Council)	5.000	03/01/2026	03/01/2023	A	688,075

21        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California Continued
$ 625,000	CA Public Works (Judicial Council)	5.000%		03/01/2025	03/01/2023	A	$701,300

70,000	CA Public Works (Various Community Colleges)[1]	5.200		09/01/2017	10/31/2013	A	70,264

600,000	CA Public Works (Various Community Colleges)[1]	5.750		10/01/2030	10/01/2019	A	658,224

2,340,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000		09/02/2022	07/03/2020	B	2,464,675

270,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625		05/01/2029	06/08/2017	B	257,199

10,000	CA Veterans GO, Series BZ1	5.350		12/01/2021	10/31/2013	A	10,013

220,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500		10/01/2036	10/01/2019	A	241,710

350,000	Chico, CA Public Financing Authority[1]	5.000		04/01/2019	10/31/2013	A	350,829

2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000		12/01/2027	12/01/2016	A	2,080,280

3,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000		12/01/2027	12/01/2016	A	3,120,420

3,165,000	Clovis, CA Public Financing Authority[1]	5.000		03/01/2027	10/10/2013	A	3,169,209

500,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)[1]	5.125		08/01/2019	09/05/2017	B	465,680

2,295,000	Corona, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2023	09/01/2014	A	2,362,955

5,985,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.000		11/01/2021	12/06/2017	A	6,771,070

8,000,000	El Dorado, CA Irrigation District COP[1]	5.750		08/01/2039	08/01/2014	A	8,246,960

40,000	El Paso De Robles, CA Redevel. Agency (Paso Robles Redevel.)	4.800		07/01/2014	10/31/2013	A	40,092

2,000,000	Elk Grove, CA Unified School District Special Tax[1]	6.500		12/01/2024	03/03/2022	B	2,329,800

2,245,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.000		10/01/2022	10/01/2015	A	2,380,216

2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500		09/01/2032	10/31/2013	A	2,534,900

6,635,000	Fontana, CA Special Tax Community Facilities District No. 2-A1	5.250		09/01/2017	03/01/2014	A	6,712,298

490,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.875		01/15/2027	01/15/2016	A	491,769

750,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.875		01/15/2026	01/15/2015	A	758,317

150,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.483	[5]	01/15/2017	01/15/2017		124,646

7,000,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.850		01/15/2023	01/15/2014	A	7,085,470

5,300,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.875		01/15/2026	01/15/2016	A	5,336,093

315,000	Fresno, CA Joint Powers Financing Authority[1]	5.500		06/01/2015	10/31/2013	A	316,377

125,000	Fresno, CA Joint Powers Financing Authority (Exhibit Hall Expansion)[1]	4.750		09/01/2018	10/05/2016	B	122,873

4,785,000	Fullerton, CA Public Financing Authority[1]	5.000		09/01/2023	09/01/2015	A	5,062,147

4,790,000	Fullerton, CA Public Financing Authority[1]	5.000		09/01/2022	09/01/2015	A	5,067,437

22        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California Continued
$ 2,750,000	Huntington Park, CA Public Financing Authority[1]	5.000%	09/01/2022	09/01/2014	A	$2,853,510

20,000	Lake Elsinore, CA Unified School District COP[1]	4.750	02/01/2020	10/31/2013	A	20,011

25,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village Assessment District 03-1)[1]	5.800	09/02/2018	03/02/2014	A	25,229

1,000,000	Los Angeles County, CA Public Works Financing Authority[1]	5.000	09/01/2024	09/01/2016	A	1,094,590

1,000,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)	5.000	08/01/2024	08/01/2022	A	1,124,440

1,000,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)	5.000	08/01/2023	08/01/2022	A	1,141,070

1,500,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)	5.000	08/01/2026	08/01/2022	A	1,632,495

1,000,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)	5.000	08/01/2027	08/01/2022	A	1,071,330

1,250,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)	5.000	08/01/2025	08/01/2022	A	1,382,400

3,140,000	Los Angeles, CA Community Redevel. Agency (Bunker Hill)[1]	5.000	12/01/2021	12/01/2014	A	3,267,547

1,930,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)[1]	5.000	05/15/2023	05/15/2016	A	2,076,564

3,960,000	Los Angeles, CA Multifamily Hsg. (LA Colorado Terrace)	5.200	11/20/2032	10/31/2013	A	4,054,763

7,060,000	Los Angeles, CA Municipal Improvement Corp.	5.000	03/01/2022	03/01/2022		8,058,708

175,000	Los Angeles, CA Parking System[1]	5.250	05/01/2020	11/01/2013	A	175,602

50,000,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.500	12/01/2024	12/01/2013	A	50,679,000

100,000	Los Angeles, CA State Building Authority	5.300	10/01/2014	10/31/2013	A	100,427

8,300,000	Los Angeles, CA Unified School District COP	5.000	10/01/2027	10/01/2022	A	8,847,966

6,750,000	Los Angeles, CA Unified School District COP	5.000	10/01/2024	10/01/2022	A	7,437,015

7,795,000	Los Angeles, CA Unified School District COP (Headquarters Building)	5.000	10/01/2023	10/01/2022	A	8,845,844

2,000,000	Los Angeles, CA Unified School District COP (Headquarters Building)	5.000	10/01/2022	10/01/2022		2,299,920

155,000	Maywood, CA Public Financing Authority[1]	7.000	09/01/2028	09/25/2024	B	147,300

3,820,000	Montclair, CA Redevel. Agency Tax Allocation[1]	5.300	10/01/2030	10/31/2013	A	3,822,674

8,715,000	Montebello, CA COP[1]	5.375	11/01/2026	11/01/2013	A	8,722,495

4,425,000	Mountain House, CA Public Financing Authority Utility System[1]	5.200	12/01/2032	08/08/2017	A	4,594,079

2,065,000	Mountain House, CA Public Financing Authority Utility System[1]	5.000	12/01/2032	12/01/2017	A	2,128,272

1,080,000	North City, CA West School Facilities Financing Authority Special Tax	5.000	09/01/2025	09/01/2022	A	1,178,939

605,000	North City, CA West School Facilities Financing Authority Special Tax	5.000	09/01/2026	09/01/2022	A	652,813

9,840,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.375	06/01/2038	09/08/2030	B	7,549,248

23        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California Continued
$ 1,310,000	Northern, CA Inyo County Local Hospital District[1]	6.000%	12/01/2021	05/26/2019	A	$1,421,586

250,000	Oakland, CA Building Authority (Elihu M Harris)	5.000	04/01/2017	10/31/2013	A	250,505

1,000,000	Oakland, CA Unified School District	5.500	08/01/2032	08/01/2022	A	1,016,000

9,275,000	Oakland, CA Unified School District[1]	5.250	08/01/2024	10/31/2013	A	9,305,886

5,455,000	Oakland, CA Unified School District[1]	5.000	08/01/2025	08/01/2015	A	5,503,659

1,370,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	03/02/2014	A	1,403,908

2,935,000	Orange, CA Redevel. Agency Tax Allocation[1]	4.800	09/01/2023	10/31/2013	A	2,943,834

2,680,000	Oroville, CA Public Financing Authority[1]	5.000	09/15/2030	10/31/2013	A	2,699,939

1,550,000	Oxnard, CA Financing Authority Wastewater (Redwood Trunk Sewer & Headworks)[1]	5.000	06/01/2022	06/01/2014	A	1,593,338

1,275,000	Pacifica, CA COP[1]	5.000	01/01/2022	01/01/2016	A	1,380,519

100,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)[1]	5.500	01/01/2028	10/31/2013	A	100,284

235,000	Palmdale, CA Civic Authority (Park Improvement & Avenue S Construction)[1]	5.000	09/01/2032	09/01/2014	A	235,106

1,500,000	Paramount, CA Redevel. Agency Tax Allocation[1]	5.000	08/01/2023	10/31/2013	A	1,504,425

125,000	Perris, CA Public Financing Authority (Central North)[1]	6.750	10/01/2035	10/01/2018	A	137,123

3,200,000	Pittsburgh, CA Redevel. Agency Tax Allocation (Los Medanos Community Devel.)[1]	5.000	08/01/2021	02/01/2014	A	3,212,768

940,000	Rancho Cucamonga, CA Public Finance Authority	5.000	09/01/2024	03/01/2022	A	951,562

2,000,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)[1]	5.000	09/01/2022	10/31/2013	A	2,006,440

335,000	Riverside County, CA Public Financing Authority COP[1]	5.750	05/15/2019	01/13/2017	B	219,348

1,035,000	Riverside County, CA Redevel. Agency[1]	4.500	08/01/2023	08/01/2014	A	1,039,533

205,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1]	6.500	12/01/2021	05/06/2018	B	221,958

3,710,000	Riverside, CA Public Financing Authority[1]	5.000	11/01/2023	11/01/2022	A	4,057,627

50,000	Rocklin, CA Unified School District Community District No. 1[1]	4.625	09/01/2018	10/31/2013	A	50,062

2,000,000	Rowland, CA Unified School District[1]	5.000	08/01/2028	02/01/2014	A	2,021,080

5,785,000	Sacramento County, CA COP[1]	5.000	02/01/2031	03/09/2029	B	5,777,942

5,395,000	Sacramento County, CA COP (Juvenile Courthouse)[1]	5.000	12/01/2034	12/01/2013	A	5,423,540

25,000	Sacramento County, CA COP (Public Facilities)[1]	4.400	06/01/2019	10/31/2013	A	25,082

1,370,000	Sacramento County, CA Hsg. Authority (Verandas Apartments Senior Community)[1]	5.700	03/01/2034	10/31/2013	A	1,370,959

3,850,000	Sacramento, CA City Unified School District	5.250	07/01/2023	07/01/2022	A	4,418,183

4,045,000	Sacramento, CA City Unified School District	5.250	07/01/2024	07/01/2022	A	4,563,165

225,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		246,695

10,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		11,090

24        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California Continued
$ 600,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750%	10/01/2020	10/01/2020		$665,412

1,000,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		1,096,420

125,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2022	10/01/2022		135,835

150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		167,580

25,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		27,914

50,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		55,912

6,750,000	San Diego, CA Convention Center Expansion Financing Authority	5.000	04/15/2026	04/15/2022	A	7,176,060

22,500,000	San Francisco, CA City & County Airports Commission	5.500	05/01/2027	05/01/2018	A	24,250,275

425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	6.125	01/01/2027	10/31/2013	A	426,428

530,000	San Joaquin Hills, CA Transportation Corridor Agency[1]	5.250	01/15/2030	01/15/2030		508,111

4,000,000	San Jose, CA Airport[1]	5.125	03/01/2020	03/01/2014	A	4,071,040

500,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	08/01/2026		495,760

1,760,000	San Marcos, CA Public Facilities Authority[1]	5.000	09/01/2030	09/01/2017	A	1,811,621

2,450,000	San Marcos, CA Public Facilities Authority[1]	5.000	08/01/2026	02/01/2014	A	2,479,008

120,000	Santa Ana, CA COP (City Hall Expansion)[1]	4.700	01/01/2028	10/31/2013	A	120,065

200,000	Saugus, CA Union School District Special Tax	4.250	09/01/2022	09/01/2022		195,564

100,000	Saugus, CA Union School District Special Tax	4.625	09/01/2025	09/01/2025		96,616

125,000	Saugus, CA Union School District Special Tax	4.500	09/01/2024	09/01/2024		120,601

185,000	Saugus, CA Union School District Special Tax	4.375	09/01/2023	09/01/2023		179,948

500,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.250	09/01/2029	09/01/2019	A	546,365

1,655,000	South Gate, CA Utility Authority	5.250	10/01/2024	10/01/2022	A	1,861,014

1,570,000	South Gate, CA Utility Authority	5.250	10/01/2023	10/01/2022	A	1,798,875

1,740,000	South Gate, CA Utility Authority	5.250	10/01/2025	10/01/2022	A	1,930,843

1,330,000	South Gate, CA Utility Authority	5.250	10/01/2026	10/01/2022	A	1,460,194

17,120,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	12/14/2016	B	16,123,616

110,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)[1]	5.375	09/01/2021	09/01/2021		104,712

1,105,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.000	09/01/2022	09/01/2022		1,150,957

1,310,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2025	09/01/2022	A	1,330,449

1,075,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2024	09/01/2022	A	1,108,153

1,000,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2023	09/01/2022	A	1,046,330

6,615,000	Val Verde, CA Unified School District[1]	5.500	08/01/2033	08/01/2018	A	7,211,805

1,000,000	Washington Township, CA Health Care District[1]	5.250	07/01/2029	10/31/2013	A	1,001,120

25        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California Continued
$ 3,200,000	West Covina, CA Public Financing Authority (Big League Dreams)[1]	5.000%		06/01/2030	06/01/2016	A	$3,262,208

900,000	Westlands, CA Water District	5.000		09/01/2026	09/01/2022	A	983,160

900,000	Westlands, CA Water District	5.000		09/01/2027	09/01/2022	A	973,008

880,000	Yucaipa, CA Special Tax Community Facilities District No. 98-1[1]	5.000		09/01/2025	09/01/2021	A	895,506

							642,273,621

Colorado—1.0%
3,770,000	CO E-470 Public Highway Authority[1]	5.500		09/01/2024	09/01/2015	A	4,003,853

6,315,000	CO E-470 Public Highway Authority	4.282	[5]	09/01/2022	09/01/2022		4,317,060

1,360,000	CO E-470 Public Highway Authority	4.600	[5]	09/01/2023	09/01/2023		871,243

1,975,000	CO E-470 Public Highway Authority[1]	5.500		09/01/2024	09/01/2015	A	2,097,509

7,675,000	CO E-470 Public Highway Authority[1]	5.500		09/01/2024	09/01/2015	A	8,151,080

3,580,000	CO E-470 Public Highway Authority[1]	5.500		09/01/2024	09/01/2015	A	3,802,068

2,190,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan Society)[1]	5.000		12/01/2025	06/01/2022	A	2,281,586

2,000,000	CO Health Facilities Authority (Valley View Hospital Association)[1]	5.500		05/15/2028	05/08/2018	A	2,043,600

3,900,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2034	07/15/2020	A	4,022,265

1,750,000	Denver, CO City & County Airport	5.000		11/15/2026	11/15/2022	A	1,842,768

265,000	Denver, CO City & County Airport[1]	6.125		11/15/2025	10/31/2013	A	266,304

1,410,000	Denver, CO City & County Airport	5.000		11/15/2023	11/15/2022	A	1,548,250

140,000	Eagle County, CO Airport Terminal Corp.[1]	5.050		05/01/2015	08/27/2014	B	142,534

1,775,000	Fremont County, CO COP[1]	5.250		12/15/2022	12/15/2013	A	1,788,561

3,000,000	Park Creek, CO Metropolitan District[1]	5.250		12/01/2025	12/01/2015	A	3,104,970

							40,283,651

Connecticut—0.4%
335,000	CT H&EFA (Hospital for Special Care/HSC Community Services/Foundation of Special Care Obligated Group)[1]	5.250		07/01/2027	07/01/2017	A	339,693

245,000	CT H&EFA (William W Backus Hospital)	5.000		07/01/2017	10/31/2013	A	245,573

3,245,000	CT HFA[1]	4.600		11/15/2025	11/15/2013	A	3,309,803

7,695,000	CT HFA[1]	4.800		11/15/2030	11/15/2013	A	7,837,665

5,025,000	CT HFA[1]	4.300		11/15/2020	11/15/2013	A	5,108,264

85,000	CT Special Obligation Parking (Bradley International Airport Parking Company)[1]	6.500		07/01/2018	10/31/2013	A	85,241

1,210,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500		01/01/2020	10/31/2013	A	1,211,077

70,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500		01/01/2014	10/31/2013	A	70,062

15,000	Sprague, CT GO1	5.375		09/01/2020	10/31/2013	A	15,038

							18,222,416

Delaware—0.0%
70,000	DE Health Facilities Authority (Catholic Health East)[1]	5.125		11/15/2024	11/15/2013	A	70,413

District of Colombia—2.2%
200,000	District of Columbia (James F. Oyster Elementary School)[1]	6.450		11/01/2034	11/16/2033	B	183,232

26        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
District of Colombia Continued
$ 2,915,000	District of Columbia (United Negro College Fund)[1]	6.875%		07/01/2040	07/01/2020	A	$3,272,554

13,595,000	District of Columbia National Public Radio	5.000		04/01/2034	04/01/2023	A	14,009,783

3,700,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000		10/01/2030	09/12/2027	B	3,431,750

100,000	District of Columbia Tax Increment (Mandarin Oriental Hotel)	5.250		07/01/2022	10/31/2013	A	100,395

24,270,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	10/31/2013	A	24,512,215

43,515,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500		05/15/2033	05/11/2021	B	45,614,599

8,125,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250		05/15/2024	10/31/2013	A	8,204,462

							99,328,990

Florida—5.8%
2,580,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250		05/01/2016	05/01/2016		2,474,762

15,000	Baker County, FL Hospital Authority[1]	5.300		12/01/2023	11/04/2019	B	13,974

450,000	Baker County, FL Hospital Authority (Baker County Medical Services)[1]	5.100		12/01/2013	10/31/2013	A	450,306

5,000	Bay County, FL Water System[1]	6.250		09/01/2014	10/31/2013	A	5,025

10,000	Broward County, FL Educational Facilities Authority (Nova Southeastern University)[1]	5.500		04/01/2024	04/01/2014	A	10,057

810,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000		04/01/2028	04/01/2023	A	835,345

570,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000		04/01/2029	04/01/2023	A	582,107

970,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000		04/01/2026	04/01/2023	A	1,023,107

1,545,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000		04/01/2027	04/01/2023	A	1,609,658

245,000	Broward County, FL HFA	5.400		10/01/2038	04/01/2016	A	245,635

45,000	Broward County, FL HFA (Golden Villas)[1]	6.750	[2]	10/01/2045	04/01/2016	A	46,341

20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.650		11/01/2022	11/01/2013	A	20,026

20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.700		11/01/2029	11/01/2013	A	20,015

105,000	Broward County, FL HFA (Stirling Apartments)[1]	5.650		10/01/2028	10/31/2013	A	105,023

10,000	Broward County, FL HFA (Stirling Apartments)[1]	5.750		04/01/2038	05/04/2036	B	9,558

40,000	Broward County, FL HFA (Stirling Apartments)[1]	5.300		10/01/2023	10/31/2013	A	40,016

50,000	Broward County, FL HFA (Venice Homes Apartments)[1]	5.650		01/01/2022	10/31/2013	A	50,062

5,000,000	Broward County, FL School Board	5.000		07/01/2027	07/01/2022	A	5,365,900

1,710,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500		09/01/2024	09/01/2017	A	1,752,100

27        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida Continued
$ 2,495,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.750%	09/01/2025	09/01/2017	A	$2,547,644

2,060,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2023	09/01/2017	A	2,130,967

2,190,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2021	09/01/2017	A	2,293,193

1,915,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2022	09/01/2017	A	1,994,492

25,000	Celebration, FL Community Devel. District[1]	5.000	05/01/2022	11/01/2013	A	25,013

30,000	Celebration, FL Community Devel. District[1]	5.000	05/01/2020	11/01/2013	A	30,031

240,000	Collier County, FL HFA (Whistlers Green Apartments)[1]	5.450	06/01/2039	12/01/2013	A	239,981

375,000	Collier County, FL HFA (Whistlers Green Apartments)[1]	5.400	12/01/2027	10/31/2013	A	375,259

120,000	Dade County, FL GO (Seaport)[1]	5.450	10/01/2016	10/19/2013	A	120,436

325,000	Dade County, FL GO (Seaport)	5.500	10/01/2026	10/25/2013	A	326,189

665,000	Dade County, FL GO (Seaport)[1]	5.400	10/01/2021	10/25/2013	A	667,387

1,075,000	Dade County, FL GO (Seaport)[1]	5.750	10/01/2015	10/17/2013	A	1,079,128

70,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	5.900	11/01/2022	11/01/2013	A	70,034

550,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	5.950	11/01/2027	10/31/2013	A	549,972

380,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.000	11/01/2032	09/15/2030	B	375,725

770,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	10/30/2036	B	754,138

230,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.750	09/01/2029	10/31/2013	A	230,193

80,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	10/31/2013	A	80,192

130,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.700	09/01/2022	10/31/2013	A	130,183

460,000	Dade County, FL Res Rec	5.500	10/01/2013	10/01/2013		460,064

1,660,000	Deltona, FL Utility System[1]	5.125	10/01/2027	10/10/2013	A	1,662,258

1,005,000	East Homestead FL Community Devel. District[1]	7.250	05/01/2021	05/01/2021		1,025,261

1,125,000	East Homestead, FL Community Devel. District	4.125	11/01/2023	08/30/2019	B	1,030,545

11,965,000	Escambia County, FL Environmental Improvement (International Paper Company)[1]	5.750	11/01/2027	11/01/2013	A	11,964,282

4,825,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	08/29/2018	B	5,080,291

30,000	FL Agriculture & Mechanical University[1]	5.300	07/01/2017	10/31/2013	A	30,111

10,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	02/01/2014	A	10,153

1,500,000	FL HEFFA (Nova Educational Facilities)	5.000	04/01/2027	04/01/2022	A	1,554,120

1,000,000	FL HEFFA (Nova Educational Facilities)	5.000	04/01/2022	04/01/2022		1,109,130

500,000	FL HEFFA (Nova Educational Facilities)	5.000	04/01/2020	04/01/2020		556,810

150,000	FL HFA[1]	6.300	09/01/2036	10/31/2013	A	150,003

30,000	FL HFA (Grand Court Apartments)[1]	5.300	08/15/2031	10/31/2013	A	30,014

28        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida Continued
$ 30,000	FL HFA (Homeowner Mtg.)[1,3]	5.900%	07/01/2029	10/31/2013	A	$30,218

215,000	FL HFA (Landings at Sea Forest)[1]	6.050	12/01/2036	09/18/2029	B	214,712

40,000	FL HFA (Landings at Sea Forest)[1]	5.850	12/01/2018	10/31/2013	A	40,040

110,000	FL HFA (Spinnaker Cove Apartments)[1]	6.375	07/01/2026	10/31/2013	A	110,030

75,000	FL HFA (Stoddert Arms Apartments)[1]	6.300	09/01/2036	02/28/2014	A	74,999

50,000	FL HFA (Westlake Apartments)[1]	5.300	09/01/2031	10/31/2013	A	50,021

145,000	FL HFA (Windchase Apartments)[1]	6.000	06/01/2039	08/27/2032	B	141,103

60,000	FL HFA (Windchase Apartments)[1]	6.000	06/01/2039	06/01/2039		59,144

15,000	FL HFA (Windchase Apartments)[1]	5.750	12/01/2017	10/31/2013	A	15,015

50,000	FL HFA (Windchase Apartments), Series C1	5.900	12/01/2027	12/01/2013	A	49,995

15,000	FL HFA (Worthington Apartments)	5.950	12/01/2015	10/31/2013	A	15,017

420,000	FL HFA (Worthington Apartments)[1]	6.200	12/01/2035	12/01/2013	A	419,962

320,000	FL HFA (Worthington Apartments)[1]	6.050	12/01/2025	10/31/2013	A	320,042

15,000	FL HFC (Andrews Place Apartments)[1]	5.000	11/01/2033	11/01/2013	A	15,002

45,000	FL HFC (Grande Court Apartments)[1]	5.375	02/15/2035	10/31/2013	A	45,013

240,000	FL HFC (Hampton Court Apartments)	5.600	03/01/2032	10/31/2013	A	242,256

3,500,000	FL HFC (Hampton Court Apartments)[1]	5.550	09/01/2025	10/31/2013	A	3,584,560

45,000	FL HFC (Heron Cove Apartments)[1]	5.150	11/01/2023	11/01/2013	A	45,039

10,000	FL HFC (Heron Cove Apartments)[1]	5.150	11/01/2029	11/01/2013	A	10,161

1,050,000	FL HFC (Homeowner Mtg.)[1,3]	5.200	07/01/2028	04/01/2015	A	1,076,576

1,745,000	FL HFC (Homeowner Mtg.)[1]	5.750	01/01/2037	01/01/2014	A	1,771,001

110,000	FL HFC (Peacock Run Apartments)[1]	5.400	08/01/2042	10/31/2013	A	110,018

10,000	FL HFC (Pinnacle Lakes Apartments)[1]	5.250	08/15/2028	10/31/2013	A	10,006

10,000	FL HFC (River Trace Senior Apartments)[1]	5.500	07/01/2024	10/31/2013	A	10,011

15,000	FL HFC (River Trace Senior Apartments)[1]	5.700	07/01/2035	10/31/2013	A	15,008

5,910,000	FL HFC (Valencia Trace of Orlando)[1]	5.450	12/01/2035	10/31/2013	A	6,002,787

60,000	FL HFC (Waverly Apartments)[1]	6.200	07/01/2035	10/31/2013	A	60,057

15,000	FL HFC (Westlake Apartments)[1]	5.200	09/01/2026	10/31/2013	A	15,011

10,000	FL HFC (Westminster Apartments)[1]	5.125	10/01/2023	10/31/2013	A	10,009

35,000	FL HFC (Westminster Apartments)[1]	5.300	10/01/2032	10/31/2013	A	35,013

295,000	FL HFC (Westwood Apartments)[1]	5.450	02/01/2041	10/31/2013	A	295,065

35,000	FL HFC (Woodridge Apartments)[1]	6.000	10/01/2039	03/03/2037	B	34,058

265,000	FL HFC (Woodridge Apartments)[1]	5.850	10/01/2033	01/30/2032	B	256,809

55,000	FL HFC (Woods Vero Beach)[1]	5.900	10/01/2039	10/31/2013	A	55,010

220,000	FL HFC (Woods Vero Beach)	5.800	10/01/2027	10/31/2013	A	221,335

45,000	FL HFC (Woods Vero Beach)[1]	5.750	10/01/2024	10/31/2013	A	45,039

10,000	FL Municipal Loan Council	5.750	11/01/2013	11/01/2013		10,046

20,000	FL Water Pollution Control[1]	5.500	01/15/2014	10/31/2013	A	20,089

8,480,000	Fort Pierce, FL Redevel. Agency[1]	5.000	05/01/2031	05/01/2016	A	8,584,134

10,000	Gainesville, FL Utilities System[1]	6.000	10/01/2014	10/31/2013	A	10,049

1,080,000	Greater Orlando, FL Aviation Authority	5.000	10/01/2027	10/01/2022	A	1,131,419

210,000	Gulf Breeze, FL GO	6.050[2]	12/01/2015	10/31/2013	A	210,794

1,640,000	Halifax, FL Hospital Medical Center[1]	5.250	06/01/2026	06/01/2016	A	1,662,780

230,000	Hamal, FL Community Devel. District[1]	4.750	05/01/2031	08/23/2027	B	224,630

3,500,000	Hialeah Gardens, FL Health Facilities Authority (SJRNC/VMNRC/SJR/CHFTEH/SANC Obligated Group)[1]	5.250	08/15/2024	08/15/2017	A	3,617,040

20,000	Hialeah, FL Hsg. Authority[1]	5.300	12/20/2018	10/31/2013	A	20,042

15,000	Highlands, FL Community Devel. District[1]	7.090	05/01/2020	05/01/2020		7,431

29        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida Continued
$ 2,000,000	Hillsborough County, FL IDA (National Gypsum Company)[1]	7.125%	04/01/2030	04/01/2014	A	$2,005,200

7,815,000	Hillsborough County, FL School Board[1]	4.750	10/01/2022	10/01/2015	A	8,045,855

7,000,000	Hillsborough County, FL School Board[1]	4.750	10/01/2021	10/01/2015	A	7,225,680

4,165,000	Hillsborough County, FL School Board[1]	5.000	10/01/2020	10/01/2015	A	4,349,301

10,555,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2025	06/01/2016	A	10,996,410

2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2031	06/01/2016	A	2,985,078

10,000,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.750	10/01/2024	10/01/2015	A	10,318,000

3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.500	10/01/2030	10/01/2015	A	3,700,880

2,000,000	Jacksonville, FL Sales Tax (Better Jacksonville)	5.000	10/01/2026	10/01/2022	A	2,144,100

2,800,000	Jacksonville, FL Transit	5.000	10/01/2027	10/01/2022	A	3,037,496

25,000	Lakeland, FL Light & Water[1]	5.750	10/01/2019	10/31/2013	A	26,752

6,420,000	Lee County, FL Solid Waste System[1]	5.000	10/01/2020	10/01/2016	A	6,824,011

20,000	Leesburg, FL Hospital (CFHA/TVTCMC Obligated Group)[1]	5.500	07/01/2032	12/31/2013	A	19,998

90,000	Leesburg, FL Hospital (CFHA/TVTCMC Obligated Group)[1]	5.375	07/01/2022	10/31/2013	A	90,061

10,000	Manatee County, FL HFA (Single Family Mtg.)[1]	5.500	03/01/2035	04/01/2014	B	10,113

10,000	Manatee County, FL HFA (Single Family Mtg.)[1]	5.400	03/01/2029	03/01/2014	A	10,321

20,000	Manatee County, FL HFA (Single Family Mtg.)[1]	5.300	09/01/2028	09/01/2015	A	20,075

150,000	Miami Beach, FL Water & Sewer[1]	5.750	09/01/2025	10/31/2013	A	150,674

165,000	Miami, FL	5.000	09/01/2023	10/31/2013	A	165,498

5,740,000	Miami, FL (Homeland Defense)[1]	5.000	01/01/2026	01/01/2017	A	5,853,422

50,000	Miami, FL GO	4.250	09/01/2014	10/31/2013	A	50,155

50,000	Miami, FL GO	5.000	09/01/2022	10/31/2013	A	50,151

170,000	Miami, FL Revenue	5.000	09/01/2025	10/31/2013	A	170,513

4,500,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2025	02/01/2021	A	5,090,715

4,180,000	Miami, FL Special Obligation, Series A1	6.000	02/01/2028	02/01/2021	A	4,653,343

4,000,000	Miami, FL Special Obligation, Series A1	6.000	02/01/2029	02/01/2021	A	4,423,680

5,055,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2026	02/01/2021	A	5,657,404

5,355,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2027	02/01/2021	A	5,916,151

170,000	Miami-Dade County, FL Aviation[1]	5.125	10/01/2035	10/31/2013	A	170,017

15,000	Miami-Dade County, FL Aviation[1]	5.000	10/01/2033	10/31/2013	B	15,002

1,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.500	10/01/2025	10/01/2020	A	1,110,150

20,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.000	10/01/2033	05/24/2031	A	19,900

20,000	Miami-Dade County, FL HFA (Cedar Grove Apartments)[1]	5.500	08/01/2027	10/31/2013	A	20,009

80,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.100	10/01/2029	10/31/2013	A	80,085

30        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida Continued
$ 35,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.050%	10/01/2019	10/31/2013	A	$35,068

10,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)	6.000	10/01/2015	10/25/2013	A	10,033

4,945,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.200	10/01/2039	10/31/2013	A	4,949,005

50,000	Miami-Dade County, FL HFA (Hibiscus Pointe Apts.)[1]	5.000	11/01/2023	11/01/2013	A	50,047

1,160,000	Miami-Dade County, FL HFA (Homeownership Mtg.)[1,3]	5.450	10/01/2038	05/15/2014	B	1,080,180

200,000	Miami-Dade County, FL HFA (Marbrisa Apartments)[1]	6.050	08/01/2029	10/31/2013	A	200,050

20,000	Miami-Dade County, FL HFA (Villa Esperanza Apartments)[1]	5.400	10/01/2033	08/21/2031	B	19,536

3,280,000	Miami-Dade County, FL IDA (BAC Funding Corp.)[1]	5.250	10/01/2020	10/31/2013	A	3,293,382

100,000	Miami-Dade County, FL Special Obligation (Courthouse Center)[1]	4.750	04/01/2018	10/31/2013	A	100,361

100,000	Miami-Dade County, FL Special Obligation (Juvenile Courthouse)[1]	5.000	04/01/2032	10/31/2013	A	100,261

20,000	Miami-Dade County, FL Stormwater Utility	5.000	04/01/2019	10/09/2013	A	20,024

60,000	Miami-Dade County, FL Stormwater Utility[1]	5.000	04/01/2024	10/09/2013	A	60,072

25,000	Okaloosa County, FL Airport[1]	5.500	10/01/2023	10/31/2013	A	25,011

1,095,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	1,194,930

1,520,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2022	04/01/2022		1,680,284

1,200,000	Orlando, FL Tourist Devel. Tax[1]	5.250	11/01/2023	11/01/2017	A	1,260,048

1,020,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.625	12/01/2031	10/31/2013	A	1,020,581

205,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.500	12/01/2021	10/31/2013	A	205,340

20,000	Palm Beach County, FL HFA (BRCH Corp.)[1]	5.000	12/01/2023	10/31/2013	A	20,017

400,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.850	12/01/2022	10/31/2013	A	403,644

360,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.900	06/01/2029	10/31/2013	A	363,308

125,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.800	12/01/2017	10/31/2013	A	126,128

210,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[1]	6.100	08/01/2029	10/31/2013	A	210,258

100,000	Palm Beach County, FL HFA (Riverview House)[1]	5.250	09/01/2031	10/31/2013	A	100,778

10,000	Palm Beach County, FL HFA (Riverview House)[1]	5.150	09/01/2019	10/31/2013	A	10,015

900,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.250	08/01/2016	08/01/2016		940,950

1,170,000	Panama City Beach, FL Capital Improvement (Front Beach Road)[1]	5.000	11/01/2031	11/01/2016	A	1,217,783

850,000	Pasco County, FL HFA (Pasco Woods)[1]	5.800	08/01/2029	10/31/2013	A	850,680

31        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida Continued
$ 45,000	Pasco County, FL HFA (Pasco Woods)[1]	5.700%	08/01/2019	10/31/2013	A	$45,079

1,225,000	Pembroke Harbor, FL Community Devel. District Special Assessment[1]	7.000	05/01/2038	11/01/2013	A	1,240,349

1,200,000	Pinellas County, FL HFA (Oaks of Clearwater)[1]	6.250	06/01/2034	12/01/2013	A	1,203,432

2,475,000	Pinellas County, FL HFA (Oaks of Clearwater)[1]	6.375	06/01/2019	12/01/2013	A	2,488,192

860,000	Poinciana, FL West Community Devel. District[1]	5.875	05/01/2022	09/20/2018	B	840,564

3,060,000	Polk County, FL HFA (Wilmington Apartments)[1]	5.000	07/01/2033	10/31/2013	A	3,134,266

120,000	Port Palm Beach, FL District[1]	5.500	09/01/2019	10/21/2013	A	120,352

735,000	Port Palm Beach, FL District[1]	5.500	09/01/2024	10/21/2013	A	737,153

25,000	Port Palm Beach, FL District	5.300	09/01/2014	10/21/2013	A	25,071

50,000	Port Palm Beach, FL District[1]	5.375	09/01/2017	10/21/2013	A	50,143

3,335,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)[1]	5.000	07/01/2027	07/01/2017	A	3,413,739

25,000	Quincy, FL Utilities[1]	5.000	10/01/2029	10/01/2014	A	25,025

285,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	190,924

10,025,000	Seminole Tribe, FL Special Obligation[1]	5.750	10/01/2022	10/01/2017	A	10,639,432

835,000	South Fork, FL Community Devel. District Special Assessment[1]	6.150	05/01/2033	05/01/2014	A	837,488

360,000	South-Dade, FL Venture Community Devel. District	4.250	05/01/2020	05/01/2020		364,082

20,000	St. Lucie County, FL Holiday Pines Water & Wastewater System[1]	5.375	10/01/2029	10/31/2013	A	20,053

10,000	St. Petersburg Beach, FL GO1	5.250	10/01/2013	10/01/2013		10,001

2,565,000	Sumter Landing, FL Community Devel. District[1,3]	5.000	10/01/2020	06/06/2015	A	2,623,687

4,650,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)[1]	6.250	12/01/2020	10/31/2013	A	4,668,089

3,780,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)[1]	6.375	12/01/2030	10/31/2013	A	3,781,663

55,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	10/31/2013	A	55,263

710,000	Tamarac, FL Industrial Devel. (Sunbelt Precision Products)[1]	6.500	08/01/2017	02/29/2016	B	694,479

3,575,000	Tampa, FL Health System	5.250	11/15/2025	05/15/2020	A	3,812,845

3,760,000	Tampa, FL Health System	5.250	11/15/2026	05/15/2020	A	3,970,522

3,400,000	Tampa, FL Health System	5.250	11/15/2024	05/15/2020	A	3,664,010

2,910,000	Tampa, FL Health System	5.250	11/15/2021	05/15/2020	A	3,232,079

3,065,000	Tampa, FL Health System	5.250	11/15/2022	05/15/2020	A	3,355,654

25,000	University of South Florida (University Bookstore)[1]	6.000	07/01/2014	10/31/2013	A	25,116

100,000	Village Center, FL Community Devel. District[1]	5.125	10/01/2028	10/01/2014	A	100,222

4,000,000	Village Center, FL Community Devel. District[1]	5.250	10/01/2023	10/31/2013	A	4,044,440

7,040,000	Village Center, FL Community Devel. District Recreational	5.200	11/01/2025	11/01/2013	A	7,065,414

14,410,000	Village Center, FL Community Devel. District Recreational[1]	5.375	11/01/2034	11/01/2015	A	14,490,984

32        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Florida Continued
$ 45,000	Village Center, FL Community Devel. District Recreational[1]	5.000%		11/01/2023	10/31/2013	A	$44,997

285,000	Village, FL Community Devel. District[1]	7.625		05/01/2017	11/01/2013	A	286,240

85,000	Volusia County, FL Educational Facility Authority (Embry-Riddle Aeronautical University)[1]	5.200		10/15/2033	12/30/2030	B	84,994

10,000	Volusia County, FL HFA (Spring Arbor Apartments)[1]	5.200		08/01/2023	10/31/2013	A	10,010

1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[6]	5.125		05/01/2013	05/01/2013		292,610

318,844	Watergrass, FL Community Devel. District Special Assessment[1]	6.960		11/01/2017	11/01/2017		294,692

							281,283,141

Georgia—1.4%
10,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200		03/01/2029	10/31/2013	A	10,012

120,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200		03/01/2027	10/31/2013	A	120,164

45,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.125		03/01/2017	10/31/2013	A	45,125

810,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)[1]	5.300		05/15/2026	10/31/2013	A	810,559

1,100,000	Atlanta, GA Airport	5.000		01/01/2026	01/01/2022	A	1,168,651

1,000,000	Atlanta, GA Airport	5.000		01/01/2027	01/01/2022	A	1,048,130

1,000,000	Atlanta, GA Airport	5.000		01/01/2025	01/01/2022	A	1,075,460

9,300,000	Atlanta, GA Devel. Authority (TUFF/ATDC)[1]	5.375		07/01/2032	10/31/2013	A	9,305,673

40,000	Atlanta, GA GO1	5.000		12/01/2016	06/09/2016	B	43,797

300,000	Atlanta, GA Tax Allocation (Eastside)[1]	5.625		01/01/2016	07/12/2014	A	318,174

350,000	Atlanta, GA Water & Wastewater Authority[1]	6.250		11/01/2039	11/01/2019	A	400,032

220,000	Atlanta, GA Water & Wastewater Authority[1]	6.000		11/01/2028	11/01/2019	A	254,274

215,000	Atlanta, GA Water & Wastewater Authority[1]	5.000		11/01/2033	10/31/2013	A	215,525

1,190,000	Burke County, GA Devel. Authority (Georgia Power Company)[1]	5.750	[2]	10/01/2032	04/09/2014	A	1,212,575

125,000	Burke County, GA Devel. Authority (Georgia Power Company)[1]	5.750	[2]	10/01/2032	04/09/2014	A	126,016

9,000,000	Burke County, GA Devel. Authority (Oglethorpe Power Corp.)[1]	5.700		01/01/2043	01/01/2018	A	9,415,260

50,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center/Memorial Health Obligated Group)[1]	5.750		01/01/2029	01/01/2014	A	50,692

150,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)[1]	5.750		07/01/2029	10/31/2013	A	150,126

80,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)[1]	5.650		07/01/2017	10/31/2013	A	80,183

7,725,000	East Point, GA (Camp Creek), Series B1	8.000		02/01/2026	10/31/2013	A	7,733,497

300,000	Floyd County, GA Devel. Authority (Temple-Inland)[1]	5.700		12/01/2015	12/01/2013	A	300,426

45,000	Fulton County, GA Devel. Authority (Georgia Tech Facilities)[1]	5.000		11/01/2029	11/01/2013	A	45,185

33        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Georgia Continued
$ 55,000	Fulton County, GA Devel. Authority (Tuff Morehouse)[1]	5.000%		02/01/2027	10/11/2013	A	$55,080

14,000,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	03/15/2021	A	14,892,780

55,000	GA Hsg. & Finance Authority (Single Family Mtg.)[1]	5.000		12/01/2026	12/01/2015	A	55,933

75,000	GA Hsg. & Finance Authority (Single Family Mtg.)[1]	5.100		12/01/2022	10/31/2013	A	75,463

140,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000		12/01/2018	10/31/2013	A	140,483

10,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000		12/01/2023	10/31/2013	A	10,033

1,600,000	GA Private Colleges & University Authority (Mercer University)	5.250		10/01/2027	10/01/2022	A	1,669,360

4,120,000	Lawrenceville, GA Hsg. Authority (Knollwood Park Apartments)[1]	6.250	[2]	12/01/2029	11/01/2013	A	4,195,849

140,000	Macon-Bibb County, GA Industrial Authority[1]	6.100		05/01/2018	11/01/2013	A	140,410

2,120,000	Randolph County, GA GO	5.000		04/01/2022	10/19/2019	B	2,274,357

50,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.800		12/01/2020	10/31/2013	A	50,046

65,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.400		02/01/2023	10/31/2013	A	65,005

5,000,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.000		08/01/2030	08/01/2030		4,890,550

195,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	6.250		02/01/2025	10/31/2013	A	195,010

100,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.950		11/15/2025	10/31/2013	A	100,007

4,525,000	Ware County, GA Hospital Authority (Satilla Health Services)[1]	5.500		03/01/2020	10/31/2013	A	4,727,584

							67,467,486

Hawaii—0.4%
45,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.000		12/01/2022	10/18/2013	A	45,102

4,400,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	4.800		01/01/2025	01/01/2025		4,251,148

25,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.500		12/01/2014	10/31/2013	A	25,029

40,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	4.750		07/01/2020	10/18/2013	A	40,086

1,765,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.650		10/01/2027	10/15/2013	A	1,768,812

11,810,000	HI Hsg. & Community Devel. Corp. (Rent Hsg. System)[1]	4.600		07/01/2025	10/31/2013	A	12,088,362

375,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.375		07/01/2032	10/31/2013	A	375,056

							18,593,595

34        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Idaho—0.0%
$ 5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400%		07/01/2018	10/31/2013	A	$5,010

30,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.625		07/01/2015	10/31/2013	A	30,093

25,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.550		07/01/2016	10/31/2013	A	25,071

25,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.300		07/01/2027	01/01/2016	A	25,524

135,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400		07/01/2021	10/31/2013	A	136,026

10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.600		07/01/2021	10/31/2013	A	10,192

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.750		07/01/2016	10/31/2013	A	5,014

10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.800		01/01/2021	10/31/2013	A	10,091

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.750		01/01/2031	10/31/2013	A	5,031

10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400		07/01/2020	10/31/2013	A	10,015

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	6.050		01/01/2026	10/31/2013	A	5,007

15,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	6.000		07/01/2029	10/31/2013	A	15,126

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.), Series H-2[1]	6.200		07/01/2028	10/31/2013	A	5,062

35,000	ID Water Resource Board (United Waterworks)[1]	5.000		09/01/2031	02/28/2014	A	35,000

5,000	Malad, ID Water[1]	5.500		03/01/2014	03/01/2014		5,083

100,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[1]	6.450		08/01/2032	10/31/2013	A	100,077

1,000,000	Power County, ID Pollution Control (FMC Corp.)[1]	5.625		10/01/2014	10/31/2013	A	1,000,080

							1,427,502

Illinois—12.2%
850,000	Bedford Park, IL Tax[1]	5.125		12/30/2018	12/30/2015	A	852,167

18,825,000	Bridgeview, IL GO	5.500		12/01/2043	07/08/2042	B	18,074,824

75,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900		08/01/2023	10/31/2013	A	75,098

715,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900		08/01/2023	10/31/2013	A	716,101

10,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900		08/01/2023	10/31/2013	A	10,013

14,450,000	Carol Stream, IL Park District	5.500		01/01/2037	01/01/2018	A	14,811,394

18,500,000	Centerpoint, IL Intermodal Center Program	3.730	[2]	06/15/2023	12/17/2013	A	18,485,755

9,915,000	Chicago, IL Board of Education[1]	5.000		12/01/2028	12/01/2028		9,616,955

32,965,000	Chicago, IL Board of Education[4]	5.250		12/01/2024	12/01/2018	A	34,228,740

5,170,000	Chicago, IL Board of Education[1]	5.000		12/01/2026	12/01/2017	A	5,219,477

100,000	Chicago, IL Board of Education[1]	5.000		12/01/2022	10/31/2013	A	100,230

30,000	Chicago, IL Building Acquisition COP	5.400		01/01/2018	10/31/2013	A	30,103

5,000	Chicago, IL Metropolitan Hsg. Devel. Corp.[1]	6.850		07/01/2022	10/31/2013	A	5,013

505,000	Chicago, IL Midway Airport	5.750		01/01/2017	10/31/2013	A	506,692

35        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois Continued
$ 20,000	Chicago, IL Midway Airport, Series A1	5.125%	01/01/2021	10/31/2013	A	$20,071

140,000	Chicago, IL Midway Airport, Series A1	5.125	01/01/2031	10/31/2013	A	140,002

20,000	Chicago, IL Midway Airport, Series A1	5.100	01/01/2031	12/31/2013	A	20,000

135,000	Chicago, IL Midway Airport, Series A1	5.125	01/01/2026	10/31/2013	A	135,393

220,000	Chicago, IL Midway Airport, Series A1	5.000	01/01/2028	10/31/2013	A	220,493

30,550,000	Chicago, IL Midway Airport, Series A1	5.500	01/01/2029	10/31/2013	A	30,640,122

25,000	Chicago, IL Midway Airport, Series A	5.000	01/01/2017	10/31/2013	A	25,068

275,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2031	10/31/2013	A	275,050

50,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2023	10/31/2013	A	50,177

5,970,000	Chicago, IL Midway Airport, Series B	5.750	01/01/2022	10/31/2013	A	5,994,955

350,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2028	10/31/2013	A	350,819

100,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2031	10/31/2013	A	100,235

1,890,000	Chicago, IL Midway Airport, Series B1	5.625	01/01/2029	10/31/2013	A	1,895,197

5,605,000	Chicago, IL Motor Fuel Tax[1]	5.000	01/01/2025	10/31/2013	A	5,623,160

560,000	Chicago, IL Motor Fuel Tax[1]	5.250	01/01/2028	10/31/2013	A	561,445

100,000	Chicago, IL Motor Fuel Tax[1]	5.250	01/01/2020	10/31/2013	A	100,361

2,625,000	Chicago, IL Motor Fuel Tax[1]	5.000	01/01/2023	10/31/2013	A	2,634,083

20,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)[1]	5.500	12/20/2019	10/31/2013	A	20,033

75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)[1]	5.600	01/01/2041	01/01/2016	A	75,989

3,000,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2027	01/01/2014	A	3,019,890

59,245,000	Chicago, IL O’Hare International Airport[1]	6.000	01/01/2029	01/01/2014	A	59,808,420

1,000,000	Chicago, IL O’Hare International Airport[1]	5.750	01/01/2024	01/01/2014	A	1,011,230

11,400,000	Chicago, IL O’Hare International Airport[1]	5.750	01/01/2020	01/01/2014	A	11,538,624

8,000,000	Chicago, IL O’Hare International Airport[1]	5.750	01/01/2023	01/01/2014	A	8,092,960

10,000	Chicago, IL O’Hare International Airport[1]	6.000	01/01/2017	01/01/2014	A	10,130

60,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2034	01/01/2014	A	59,998

60,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2030	01/01/2014	A	60,059

20,000	Chicago, IL Single Family Mtg., Series 2007-2I1	5.750	06/01/2039	06/01/2021	A	20,508

20,000	Chicago, IL Single Family Mtg., Series 2E1	5.875	06/01/2039	06/01/2014	A	20,633

2,205,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	10/31/2013	A	2,220,457

2,028,890	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	04/02/2015	A	2,112,622

1,500,000	Cicero, IL GO	5.000	12/01/2026	12/01/2022	A	1,557,645

1,295,000	Cicero, IL GO	5.000	12/01/2023	12/01/2022	A	1,393,420

1,005,000	Cicero, IL GO	5.000	12/01/2024	12/01/2022	A	1,064,154

725,000	Cicero, IL GO	5.000	12/01/2025	12/01/2022	A	756,929

4,145,000	Country Club Hills, IL Sales Tax[1]	4.800	12/01/2029	06/01/2016	A	4,151,093

1,600,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)[1]	5.250	12/01/2022	12/01/2022		1,511,936

7,790,000	Hodgkins, IL Environmental Improvement (Metropolitan Biosolids Management)[1]	6.000	11/01/2015	11/01/2013	A	7,795,141

125,000	IL Civic Center[1]	5.000	12/15/2013	10/31/2013	A	125,504

80,000	IL COP[1]	5.800	07/01/2017	10/31/2013	A	80,105

36        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Illinois Continued
$ 1,555,000	IL COP[1]	6.375%		07/01/2017	10/31/2013	A	$1,557,768

105,000	IL Dept. of Central Management Services COP	6.200		07/01/2014	10/31/2013	A	105,495

7,245,000	IL Dept. of Central Management Services COP[1]	6.200		07/01/2017	10/31/2013	A	7,276,661

105,000	IL Devel. Finance Authority (Adams County Mental Health Center/Adult Comprehensive Human Services Obligated Group)[1]	6.000		07/01/2015	07/01/2015		104,825

25,000	IL Devel. Finance Authority (American Water Capital Corp.)[1]	6.250		03/01/2032	09/01/2014	A	25,329

5,000	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	6.050		07/01/2019	07/01/2019		4,781

10,000	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	5.700		07/01/2019	09/25/2014	B	9,399

190,000	IL Devel. Finance Authority (Northern Illinois University)	5.000		09/01/2024	10/31/2013	A	190,549

950,000	IL Devel. Finance Authority (Roosevelt University)[1]	5.250		04/01/2022	04/01/2017	A	967,461

23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)[1]	8.000		06/01/2032	10/31/2013	A	23,618,219

1,935,000	IL Devel. Finance Authority Pollution Control (Central Illinois Public Service Company)[1]	5.950	[2]	08/15/2026	02/01/2014	A	1,934,826

12,035,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.700		02/01/2024	10/31/2013	A	12,049,201

85,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.400		03/01/2028	10/31/2013	A	85,020

415,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.400		03/01/2028	10/31/2013	A	415,017

15,000	IL Educational Facilities Authority (Lake Forest College)[1]	5.000		10/01/2028	08/28/2024	B	14,999

100,000	IL Educational Facilities Authority (Robert Morris College)	5.375		06/01/2015	10/31/2013	A	100,303

50,000	IL Educational Facilities Authority (Robert Morris College)	5.250		06/01/2014	10/31/2013	A	50,159

90,000	IL Educational Facilities Authority (Robert Morris College)[1]	5.500		06/01/2017	10/31/2013	A	90,275

200,000	IL Finance Authority (East Richland)[1]	5.350		11/01/2024	11/01/2013	A	200,882

500,000	IL Finance Authority (Lake Forest College)	5.000		10/01/2022	01/25/2019	B	518,825

3,130,000	IL Finance Authority (Little Company of Mary Hospital and Health Care Centers)[1]	5.500		08/15/2031	08/15/2015	A	3,163,898

6,350,000	IL Finance Authority (OSF Healthcare System)[1]	5.750		11/15/2033	11/15/2017	A	6,578,918

100,000	IL Finance Authority (Palos Community Hospital/St. George Corp. Obligated Group)[1]	5.000		05/15/2027	05/15/2017	A	102,011

1,875,000	IL Finance Authority (Presence Health/Provena Senior Services Obligated Group)[1]	6.000		05/01/2028	05/01/2020	A	2,023,163

20,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	6.500		07/01/2034	07/01/2018	A	20,922,000

17,315,000	IL Finance Authority (Resurrection Health)[1]	6.125		05/15/2025	05/15/2019	A	18,993,516

37        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois Continued
$ 2,125,000	IL Finance Authority (Roosevelt University)[1]	5.750%	04/01/2024	10/01/2019	A	$2,273,750

700,000	IL Finance Authority (Roosevelt University)[1]	5.125	04/01/2020	04/01/2017	A	722,785

650,000	IL Finance Authority (Roosevelt University)[1]	5.125	04/01/2019	04/01/2017	A	674,005

170,000	IL Finance Authority (Roosevelt University)[1]	5.400	04/01/2027	04/01/2017	A	170,833

1,170,000	IL Finance Authority (RUMC/RCMC Obligated Group)[1]	7.250	11/01/2030	11/01/2018	A	1,376,224

2,380,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)[1]	7.250	11/01/2030	11/01/2018	A	2,799,499

20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.750	11/01/2024	11/01/2018	A	23,621

20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.375	11/01/2029	05/01/2019	A	22,372

8,085,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.625	11/01/2039	05/01/2019	A	8,998,686

3,150,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated Group)[1]	5.500	08/15/2018	10/03/2016	B	3,173,846

1,600,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated)[1]	6.000	08/15/2025	08/15/2015	A	1,646,096

5,075,000	IL Finance Authority (Swedish Covenant Hospital)[1]	5.750	08/15/2029	02/15/2020	A	5,318,346

8,425,000	IL GO1	5.000	01/01/2021	01/01/2020	A	9,084,594

5,000,000	IL GO1	5.000	03/01/2021	03/01/2021		5,411,200

20,000	IL GO1	5.000	06/01/2020	10/31/2013	A	20,062

4,970,000	IL GO1	5.000	03/01/2028	03/13/2027	B	4,914,485

2,000,000	IL GO	5.000	08/01/2024	08/01/2022	A	2,073,360

1,300,000	IL GO	5.000	08/01/2025	08/01/2022	A	1,333,852

6,500,000	IL GO	5.500	07/01/2026	07/01/2023	A	6,837,675

1,100,000	IL GO1	5.000	08/01/2020	08/01/2020		1,213,146

38,720,000	IL GO1	5.000	08/01/2022	08/01/2022		41,544,624

2,750,000	IL GO	5.000	08/01/2023	08/01/2023		2,902,955

1,670,000	IL Health Facilities Authority (EMH/EMHH/EMHC Obligated Group)[1]	6.250	01/01/2017	10/31/2013	A	1,676,430

6,430,000	IL Health Facilities Authority (EMH/EMHH/EMHC Obligated Group)[1]	5.500	01/01/2022	10/31/2013	A	6,449,676

6,170,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[1]	5.625	01/01/2028	10/31/2013	A	6,185,363

2,020,000	IL Hsg. Devel. Authority[1]	4.900	07/01/2029	10/31/2013	A	2,028,747

130,000	IL Hsg. Devel. Authority[1]	4.850	07/01/2023	10/31/2013	A	130,100

1,000,000	IL Hsg. Devel. Authority (Anchor Senior Living/Greenwood Senior Living Obligated Group)	4.700	10/20/2026	04/20/2016	A	1,019,010

75,000	IL Hsg. Devel. Authority (Crystal Lake Preservation/Danville Preservation/West Chicago Preservation Obligated Group)[1]	5.050	12/20/2020	10/31/2013	A	75,794

1,970,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	4.600	08/01/2024	02/01/2014	A	1,971,793

85,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.050	08/01/2023	10/31/2013	A	85,084

3,780,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.250	08/01/2028	02/01/2014	A	3,870,833

38        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois Continued
$ 10,560,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.200%	08/01/2024	02/01/2014	A	$10,810,378

1,855,000	IL Hsg. Devel. Authority (Oakridge Village Apartments)[1]	5.150	07/01/2023	01/01/2014	A	1,909,259

140,000	IL Medical District COP[1]	5.250	06/01/2032	01/24/2030	B	132,884

50,000	IL Medical District COP[1]	5.125	06/01/2026	12/23/2024	B	48,103

12,470,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	5.000	12/15/2026	06/15/2022	A	13,372,454

2,500,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	5.000	12/15/2022	06/15/2017	A	2,789,125

3,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	5.000	06/15/2023	06/15/2022	A	3,367,590

20,000	IL Rural Bond Bank[1]	5.200	02/01/2024	10/31/2013	A	20,008

25,000	IL Rural Bond Bank[1]	5.150	02/01/2024	10/31/2013	A	25,009

13,000,000	IL Sports Facilities Authority[1]	5.500	06/15/2030	06/15/2015	A	13,737,230

485,000	Lemont, IL GO1	4.850	12/01/2016	10/31/2013	A	486,751

300,000	Markham, IL GO1	5.250	01/01/2023	02/09/2021	B	295,551

170,000	Markham, IL GO1	5.250	01/01/2018	02/08/2016	B	171,700

55,000	Markham, IL Park District[1]	5.900	12/01/2016	10/31/2013	A	55,156

195,000	Melrose Park, IL Water[1]	5.200	07/01/2018	01/01/2014	A	197,046

400,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2026	10/01/2022	A	415,572

450,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2027	10/01/2022	A	464,067

295,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2023	10/01/2022	A	320,137

275,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2024	10/01/2022	A	292,782

445,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2025	10/01/2022	A	467,370

1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.375	01/01/2022	01/01/2022		925,290

1,540,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.500	01/01/2023	01/01/2023		1,427,934

620,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.000	01/01/2019	01/01/2019		592,088

770,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/13/2019	B	716,747

545,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/01/2020		507,308

1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.250	01/01/2021	01/01/2021		927,970

18,000,000	Springfield, IL Electric[1]	5.000	03/01/2029	03/01/2016	A	18,096,840

2,030,000	Springfield, IL Water	5.000	03/01/2027	03/01/2022	A	2,195,973

1,000,000	Springfield, IL Water	5.000	03/01/2025	03/01/2022	A	1,104,350

2,160,000	Springfield, IL Water	5.000	03/01/2026	03/01/2022	A	2,355,005

6,105,000	University of Illinois (Academic Facilities)[1]	5.000	03/15/2026	03/15/2016	A	6,348,345

80,000	Will-Kankakee, IL Regional Devel. Authority (Consumers Illinois Water Company)[1]	5.400	09/01/2030	02/28/2014	A	79,996

1,510,000	Yorkville, IL United City Special Services Area Special Tax	4.600	03/01/2025	04/22/2023	B	1,373,088

39        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Illinois Continued
$ 3,794,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875%		03/01/2036	09/28/2028	B	$3,609,384

							574,797,509

Indiana—1.2%
250,000	Boone County, IN Redevel. Commission[1]	5.375		08/01/2023	02/01/2016	A	253,702

20,000	Crown Point, IN Economic Devel. (Christian Homes)[1]	5.700		05/15/2031	11/15/2013	A	20,001

75,000	De Kalb County, IN Redevel. Authority[1]	6.000		07/15/2018	10/31/2013	A	75,322

85,000	Delaware County, IN Redevel. District[1]	6.875		02/01/2018	10/31/2013	A	85,225

3,260,000	Hammond, IN Local Public Improvement District[1]	6.500		08/15/2025	07/14/2015	A	3,325,200

3,500,000	Hammond, IN Local Public Improvement District[1]	5.000		02/01/2024	02/01/2018	A	3,629,045

2,010,000	Hammond, IN Redevel. District (Marina Area)[1]	6.000		01/15/2017	08/04/2015	B	2,016,734

500,000	IN Finance Authority (Butler University)	5.000		02/01/2022	02/01/2022		562,640

7,220,000	IN Finance Authority (Deaconess Health System)[1]	6.000	[2]	03/01/2029	03/01/2021	C	8,570,284

1,805,000	IN Finance Authority (Marquette University)	5.000		03/01/2024	03/01/2014	A	1,806,751

1,795,000	IN Finance Authority (Parkview Health System/Parkview Hospital Obligated Group)[1]	5.000		05/01/2026	05/01/2022	A	1,926,340

25,000	IN Health Facility Financing Authority (Methodist Hospitals)[1]	5.375		09/15/2022	10/31/2013	A	25,029

4,030,000	IN Health Facility Financing Authority (Methodist Hospitals)[1]	5.500		09/15/2031	10/31/2013	A	4,031,088

2,920,000	IN Health Facility Financing Authority (Union Hospital)[1]	5.125		09/01/2018	10/31/2013	A	2,930,775

10,675,000	IN Health Facility Financing Authority (Union Hospital)[1]	5.250		09/01/2023	10/31/2013	A	10,712,683

35,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	6.450		01/01/2040	11/01/2013	A	36,492

105,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	5.250		01/01/2037	07/01/2014	A	110,741

1,470,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750		07/01/2030	04/22/2020	A	1,501,987

305,000	Indianapolis, IN Multifamily Hsg. (Cambridge Station Apartments)[1]	4.850		01/01/2021	09/20/2015	A	306,269

7,405,000	Jasper, IN Hospital Authority (Little Company of Mary Hospital of Indiana)[1]	5.625		11/01/2022	11/01/2013	A	7,714,011

20,000	Jasper, IN Hospital Authority (Memorial Hospital and Health Center)[1]	5.500		11/01/2017	11/01/2013	A	20,055

4,800,000	Lake County, IN Building Corp.	5.000		02/01/2024	11/23/2021	A	4,844,688

25,000	Lawrence County, IN (South Lawrence Utilities)[1]	5.000		06/23/2027	12/23/2013	A	25,163

50,000	Richmond, IN Hospital Authority (Reid Hospital & Health Care Services)[1]	6.500		01/01/2029	01/01/2019	A	54,348

							54,584,573

40        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Kansas—0.3%
$2,550,000	Arkansas City, KS Public Building Commission (South Central Regional Medical Center)[1]	7.000%	09/01/2029	09/01/2019	A	$2,877,241

55,000	Burlington, KS Pollution Control (Kansas Gas & Electric Company)[1]	5.300	06/01/2031	06/01/2014	A	55,320

600,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)	4.800	04/01/2027	03/31/2022	B	478,458

4,375,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[4]	5.800	12/01/2038	06/01/2017	A	4,806,561

3,820,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[4]	5.875	06/01/2039	06/01/2017	A	4,196,885

65,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	6.950	06/01/2029	05/15/2014	A	68,847

370,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.650	12/01/2036	12/01/2015	A	394,464

						12,877,776

Kentucky—0.4%
15,000	Kenton County, KY Airport (Cincinnati/Northern Kentucky)[1]	5.000	03/01/2023	10/31/2013	A	15,056

100,000	Kenton County, KY Airport (Cincinnati/Northern Kentucky)	5.625	03/01/2015	10/31/2013	A	100,408

135,000	KY Area Devel. Districts (City of Ewing)[1]	5.400	12/01/2021	10/31/2013	A	135,251

1,515,000	KY EDFA (Louisville Arena Authority)[1]	5.750	12/01/2028	06/01/2018	A	1,567,419

3,815,000	KY EDFA (Owensboro Medical Health System)[1]	6.000	06/01/2030	06/01/2020	A	4,052,102

11,130,000	KY Hsg. Corp., Series F1	4.600	07/01/2025	01/01/2014	A	11,378,644

15,000	KY Hsg. Corp., Series N1	5.000	07/01/2027	07/01/2017	A	15,417

45,000	Louisville & Jefferson County, KY Regional Airport[1]	5.250	07/01/2031	10/31/2013	A	45,013

						17,309,310

Louisiana—0.5%
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)[1]	6.000	07/01/2023	10/31/2013	A	70,028

2,000,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.850	11/01/2027	11/01/2013	A	1,999,860

245,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	6.375	05/01/2025	11/01/2013	A	245,012

190,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600	11/01/2022	11/01/2013	A	190,015

10,000	East Baton Rouge, LA Mtg. Finance Authority (Single Family Mtg.)[1,3]	5.500	10/01/2025	10/31/2013	A	10,011

1,750,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250	01/01/2028	01/01/2022	A	1,797,600

5,690,000	Jefferson Parish, LA Hospital Service District No. 2 (East Jefferson General Hospital)[1]	6.250	07/01/2026	07/01/2016	A	5,922,209

4,450,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	06/01/2022	A	4,874,619

70,000	LA HFA (Homeownership)[1,3]	6.550	06/01/2040	06/01/2018	A	74,445

360,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	09/01/2019	A	362,286

1,890,000	LA HFA (La Chateau)[1]	6.000	09/01/2017	01/10/2016	B	1,941,540

41        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Louisiana Continued
$ 3,235,000	LA HFA (La Chateau)[1]	6.000%	09/01/2020	05/16/2018	A	$3,245,967

115,000	LA HFA (Single Family Mtg.)[1]	5.800	06/01/2035	12/01/2015	A	117,417

1,915,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2022	10/20/2018	B	1,731,620

2,000,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.000	07/15/2021	07/15/2014	A	2,040,100

20,000	New Orleans, LA Sewage Service[1]	5.500	06/01/2020	10/31/2013	A	20,048

1,000,000	New Orleans, LA Sewage Service[1]	5.500	06/01/2017	10/31/2013	A	1,002,880

60,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2022	10/31/2013	A	60,091

30,000	New Orleans, LA Sewage Service	5.000	06/01/2016	10/31/2013	A	30,079

100,000	New Orleans, LA Sewage Service	5.300	06/01/2015	10/31/2013	A	100,272

40,000	New Orleans, LA Sewage Service	5.375	06/01/2016	10/31/2013	A	40,117

55,000	New Orleans, LA Sewage Service	5.400	06/01/2017	10/31/2013	A	55,151

50,000	New Orleans, LA Sewage Service[1]	5.500	06/01/2019	10/31/2013	A	50,125

15,000	New Orleans, LA Sewage Service[1]	5.500	06/01/2017	10/31/2013	A	15,043

2,745,000	New Orleans, LA Water[1]	5.000	12/01/2020	10/31/2013	A	2,752,521

10,000	Opelousas, LA General Hospital Authority (Opelousas General Health System)[1]	5.300	10/01/2018	10/31/2013	A	10,118

						28,759,174

Maine—0.2%
345,000	Jay, ME Solid Waste Disposal (International Paper Company)[1]	5.125	06/01/2018	10/31/2013	A	345,245

2,815,000	ME Educational Authority (Student Loan)[3]	5.050	12/01/2027	12/06/2026	B	2,770,523

15,000	ME H&HEFA (Blue Hill Memorial Hospital/Bowdoin College Obligated Group)[1]	5.000	07/01/2018	10/31/2013	A	15,035

20,000	ME H&HEFA (Bridgton Hospital/Franklin Memorial Hospital/GINNE Obligated Group)[1]	5.250	07/01/2031	10/31/2013	A	20,011

40,000	ME H&HEFA, Series A1	6.000	07/01/2024	10/31/2013	A	40,188

110,000	ME H&HEFA, Series A1	5.375	07/01/2027	10/31/2013	A	110,327

2,265,000	ME Hsg. Authority[1]	4.800	11/15/2024	11/15/2013	A	2,267,446

						5,568,775

Maryland—0.2%
180,000	Annapolis, MD Economic Devel. (St. John’s College)[1,3]	5.500	10/01/2018	10/27/2013	A	180,781

2,670,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.750	09/01/2039	01/10/2016	A	2,853,189

5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2041	10/31/2013	A	5,001

500,000	MD H&HEFA (Carroll Hospital Center)	5.000	07/01/2025	07/01/2022	A	537,165

1,915,000	MD H&HEFA (Carroll Hospital Center)	5.000	07/01/2023	07/01/2022	A	2,099,587

500,000	MD H&HEFA (Carroll Hospital Center)	5.000	07/01/2027	07/01/2022	A	523,975

65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	10/31/2013	A	65,070

250,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)[1]	5.750	07/01/2029	07/01/2014	A	254,460

						6,519,228

Massachusetts—1.4%
725,000	Auburn, MA GO1	5.125	06/01/2020	06/01/2014	A	746,424

50,000	Lynne, MA Water & Sewer Commission[1]	4.750	12/01/2027	12/01/2013	A	50,228

42        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Massachusetts Continued
$ 540,000	MA Devel. Finance Agency (Avon Association)[1]	5.000%		04/01/2018	04/01/2018		$590,906

4,770,000	MA Devel. Finance Agency (Boston Medical Center)	5.250		07/01/2025	07/01/2022	A	5,049,140

2,335,000	MA Devel. Finance Agency (Boston Medical Center)	5.250		07/01/2026	07/01/2022	A	2,432,930

6,425,000	MA Devel. Finance Agency (Boston Medical Center)	5.250		07/01/2024	07/01/2022	A	6,897,430

6,295,000	MA Devel. Finance Agency (Boston Medical Center)	5.250		07/01/2023	07/01/2022	A	6,846,694

235,000	MA Devel. Finance Agency (Curry College)[1]	5.250		03/01/2014	03/01/2014		238,845

500,000	MA Devel. Finance Agency (Loomis House/Loomis Communities Obligated Group)[1]	5.750		07/01/2023	10/30/2013	A	500,230

3,730,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200		02/20/2046	02/17/2015	A	3,967,676

9,430,000	MA Educational Financing Authority	5.300		01/01/2016	10/31/2013	A	9,458,950

165,000	MA Educational Financing Authority, Series H1	6.350		01/01/2030	01/01/2018	A	174,327

60,000	MA H&EFA (Boston Medical Center)[1]	5.750		07/01/2031	07/01/2018	A	62,018

50,000	MA H&EFA (Capital Asset Program)[1]	0.680	[2]	07/01/2030	10/17/2013	A	35,245

10,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	5.000		07/01/2018	10/31/2013	A	10,025

35,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000		07/01/2028	10/31/2013	A	35,001

1,200,000	MA HFA (Rental Hsg.)[1,3]	5.050		07/01/2018	10/31/2013	A	1,217,304

5,750,000	MA HFA (Single Family Hsg.)[1]	4.800	[2]	12/01/2027	12/01/2016	A	5,821,703

2,450,000	MA HFA, Series C1	5.250		07/01/2025	10/31/2013	A	2,457,693

3,530,000	MA HFA, Series Q1	5.050		12/01/2023	10/31/2013	A	3,567,347

4,750,000	MA Port Authority (US Airways)[1]	5.875		09/01/2023	10/31/2013	A	4,751,568

200,000	MA Port Authority (US Airways)	5.800		09/01/2015	10/31/2013	A	200,858

6,935,000	MA Port Authority (US Airways)[1]	6.000		09/01/2021	10/31/2013	A	7,004,211

145,000	MA Port Authority (US Airways)[1]	5.750		09/01/2016	10/31/2013	A	145,251

210,000	MA Water Pollution Abatement Trust[1]	5.250		02/01/2016	10/31/2013	A	210,882

							62,472,886

Michigan—7.2%
15,000	Battle Creek, MI Tax Increment Finance Authority[1]	5.000		05/01/2016	11/01/2013	A	15,027

7,690,000	Detroit, MI Building Authority[1]	5.125		07/01/2019	10/31/2013	A	7,695,614

1,835,000	Detroit, MI Downtown Devel. Authority[1]	5.000		07/01/2018	08/01/2016	B	1,802,557

20,000	Detroit, MI GO	5.000		04/01/2021	04/01/2021		17,707

425,000	Detroit, MI GO	5.375		04/01/2014	04/01/2014		416,283

1,535,000	Detroit, MI GO	5.375		04/01/2017	04/01/2017		1,445,141

2,000,000	Detroit, MI GO	5.000		04/01/2018	04/01/2018		1,926,660

250,000	Detroit, MI GO	5.000		04/01/2021	04/01/2021		228,607

1,100,000	Detroit, MI GO	5.375		04/01/2015	04/01/2015		1,074,414

100,000	Detroit, MI GO	5.000		04/01/2019	04/01/2019		94,428

135,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375		05/01/2018	04/03/2016	B	127,494

43        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Michigan Continued
$ 300,000	Detroit, MI Sewer Disposal System[1]	5.000%	07/01/2022	07/01/2022		$296,214

35,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2024	07/01/2024		34,061

5,930,000	Detroit, MI Sewer Disposal System[1]	7.000	07/01/2027	07/01/2019	A	6,278,210

25,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2017	07/01/2017		24,887

31,990,000	Detroit, MI Water and Sewerage Dept.	5.500	07/01/2025	07/01/2025		31,768,629

17,000,000	Detroit, MI Water and Sewerage Dept.	5.500	07/01/2024	07/01/2024		16,889,500

5,000,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2023	07/01/2023		4,783,700

100,000	Detroit, MI Water Supply System[1]	5.000	07/01/2027	07/01/2027		95,211

440,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	02/17/2032	B	399,278

2,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2026	07/01/2026		1,926,780

400,000	Detroit, MI Water Supply System[1]	5.000	07/01/2029	07/13/2028	B	380,284

4,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2022	07/01/2022		3,897,400

855,000	Detroit, MI Water Supply System[1]	5.500	07/01/2026	07/01/2018	A	878,307

11,245,000	Detroit, MI Water Supply System[1]	5.000	07/01/2028	07/01/2028		10,615,730

580,000	Detroit, MI Water Supply System[1]	5.000	07/01/2023	07/01/2023		567,698

1,935,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	03/07/2033	B	1,760,560

200,000	Detroit, MI Water Supply System[1]	5.750	07/01/2026	07/01/2018	A	208,748

270,000	Detroit, MI Water Supply System[1]	5.750	07/01/2025	07/01/2018	A	282,982

3,070,000	Dickinson County, MI Healthcare System[1]	5.700	11/01/2018	11/01/2013	A	3,071,412

3,830,000	Ecorse City, MI GO1	5.800	11/01/2026	11/10/2019	A	3,907,289

10,000	Huron Shore, MI Regional Utility Authority (Water & Sewer System)[1]	5.625	05/01/2015	11/01/2013	A	10,045

7,250,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2025	11/01/2019	A	7,637,875

3,560,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2023	11/01/2019	A	3,858,079

6,895,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2024	11/01/2019	A	7,330,833

7,620,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2026	11/01/2019	A	7,962,747

10,010,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2032	11/01/2019	A	10,156,346

8,855,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2029	11/01/2019	A	9,088,064

8,010,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2027	11/01/2019	A	8,339,051

1,150,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2020		1,249,211

1,820,000	MI Finance Authority (School District)	5.000	06/01/2019	06/01/2019		1,991,025

2,400,000	MI Finance Authority (School District)	5.000	06/01/2018	06/01/2018		2,632,272

1,500,000	MI Finance Authority (School District)	5.000	06/01/2017	06/01/2017		1,634,775

15,000,000	MI Finance Authority (Unemployment Obligation Assessment)	5.000	07/01/2023	07/01/2014	A	15,497,700

2,895,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2025	06/01/2022	A	3,098,982

2,765,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2024	06/01/2022	A	2,997,177

2,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2026	06/01/2022	A	2,110,940

44        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Michigan Continued
$ 2,390,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000%		06/01/2023	06/01/2022	A	$2,638,297

2,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000		06/01/2027	06/01/2022	A	2,091,460

20,000	MI Hospital Finance Authority (St. John Hospital)[1]	5.750		05/15/2016	10/31/2013	A	20,938

10,000,000	MI Hospital Finance Authority (Trinity Health Credity Group)	5.000		12/01/2028	06/01/2022	A	10,516,300

10,000,000	MI Hospital Finance Authority (Trinity Health Credity Group)	5.000		12/01/2029	06/01/2022	A	10,435,300

2,435,000	MI Hsg. Devel. Authority (Danbury Manor)[1]	5.300	[2]	06/01/2035	12/01/2013	A	2,496,265

12,925,000	MI Hsg. Devel. Authority, Series A1,3	5.150		10/01/2029	10/31/2013	A	13,026,720

5,000	MI Municipal Bond Authority	7.100		11/01/2014	11/01/2013	A	5,024

50,000	MI Municipal Bond Authority[1]	6.000		11/01/2023	11/01/2013	A	50,208

230,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	5.000		12/01/2013	12/01/2013		230,442

8,290,000	MI Tobacco Settlement Finance Authority[1]	5.125		06/01/2022	07/08/2019	B	7,026,936

20,000,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	6.250		08/01/2023	08/01/2014	A	20,397,800

1,365,000	Star International Academy, MI (Public School Academy)	5.000		03/01/2022	04/07/2020	B	1,359,390

13,415,000	Wayne County, MI Airport Authority[1]	5.000		12/01/2021	12/01/2021		14,511,945

10,890,000	Wayne County, MI Airport Authority[1]	5.000		12/01/2022	12/01/2021	A	11,618,432

7,225,000	Wayne County, MI Airport Authority[1]	4.000		12/01/2020	12/01/2020		7,441,100

6,250,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000		12/01/2024	12/01/2017	A	6,610,750

5,830,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.250		12/01/2021	12/01/2015	A	6,255,065

7,265,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.250		12/01/2025	12/01/2015	A	7,697,268

1,485,000	Wayne County, MI Building Authority[1]	5.250		06/01/2016	10/31/2013	A	1,490,613

30,000	Wayne County, MI Downriver Sewer Disposal[1]	5.125		11/01/2018	11/01/2013	A	30,063

2,880,000	Wayne, MI Charter County GO1	6.750		11/01/2039	07/17/2019	A	3,045,859

							317,502,109

Minnesota—0.0%
30,000	Minneapolis, MN Community Devel. Agency[1]	5.700		12/01/2027	12/01/2013	A	30,129

330,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		09/01/2017	09/01/2017		336,607

160,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		03/01/2017	03/01/2017		162,819

345,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		09/01/2018	09/01/2018		349,709

335,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		03/01/2018	03/01/2018		339,144

145,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		09/01/2014	09/01/2014		147,356

180,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		03/01/2014	03/01/2014		181,339

45        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Minnesota Continued
$150,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000%		09/01/2015	09/01/2015		$153,605

145,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		03/01/2015	03/01/2015		147,598

							1,848,306

Mississippi—0.8%
90,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.500		07/01/2021	10/31/2013	A	90,132

670,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750		07/01/2031	10/31/2013	A	670,335

35,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.125		07/01/2015	10/31/2013	A	35,126

745,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200		07/01/2018	10/31/2013	A	746,937

25,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150	[2]	09/01/2028	04/16/2014	A	25,090

22,820,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875		04/01/2022	04/01/2022		22,676,919

105,000	MS Home Corp. (Valley State Student Hsg.)	5.300		12/01/2028	01/09/2027	B	84,416

8,110,000	MS Hospital Equipment & Facilities Authority (MBHS/MBMC Obligated Group)[1]	5.000		08/15/2026	08/15/2017	A	8,222,486

1,625,000	MS Hospital Equipment & Facilities Authority (Southwest Mississippi Regional Medical Center)[1]	5.750		04/01/2029	11/30/2026	B	1,602,884

100,000	MS Small Business Enterprise[1]	4.750		12/01/2017	12/01/2013	A	100,438

50,000	MS Small Business Enterprise	5.700		12/01/2013	10/31/2013	A	50,204

3,020,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	5.850		11/01/2027	11/01/2013	A	3,019,789

1,075,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	6.250		09/01/2023	10/31/2013	A	1,075,054

							38,399,810

Missouri—0.9%
100,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.250		03/01/2016	03/01/2016		102,678

125,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.125		03/01/2015	03/01/2015		127,246

90,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.000		03/01/2014	03/01/2014		90,571

25,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)[1]	5.300		05/15/2028	10/31/2013	A	25,021

700,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.150		06/01/2016	06/01/2014	A	718,767

2,100,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	5.625		06/01/2023	09/01/2014	A	2,111,991

100,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	5.000		06/01/2021	12/01/2013	A	100,866

775,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.200		11/01/2022	11/01/2018	B	744,589

1,200,000	Meadows, MO Transportation Devel. District[1]	5.400		05/01/2035	05/01/2018	A	1,214,988

46        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri Continued
$ 580,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500%	07/01/2019	10/31/2013	A	$582,523

5,000	MO Environmental Improvement & Energy Resources Authority[1]	5.125	01/01/2019	10/31/2013	A	5,020

25,000	MO Environmental Improvement & Energy Resources Authority[1]	5.450	01/01/2018	10/31/2013	A	25,070

195,000	MO H&EFA (Rockhurst University)[1]	6.500	10/01/2035	10/01/2018	A	212,648

20,000,000	MO H&EFA (SLHS/SLHOKC Obligated Group)[1]	5.500	11/15/2028	11/15/2018	A	21,700,800

15,000	MO Monarch-Chesterfield Levee District[1]	5.750	03/01/2019	10/31/2013	A	15,057

10,000	MO Southern State College (Auxiliary Enterprise System)[1]	5.500	04/01/2023	10/31/2013	A	10,012

230,000	Raymore, MO Tax Increment[1]	5.125	03/01/2015	03/01/2015		182,374

275,000	Raymore, MO Tax Increment[1]	5.125	03/01/2014	03/01/2014		256,644

3,080,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)[1]	5.125	12/01/2031	06/01/2017	A	3,170,490

1,370,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.200	11/01/2021	11/01/2013	A	1,370,082

3,705,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2024	07/01/2017	A	3,871,725

100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	6.250	07/01/2029	07/01/2019	A	111,290

1,215,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2026	07/01/2022	A	1,265,180

1,165,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2021	07/01/2021		1,303,297

1,345,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2024	07/01/2022	A	1,437,805

40,000	St. Louis, MO IDA (Maryville Gardens Associates)[1]	5.125	12/20/2030	10/31/2013	A	40,026

100,000	St. Louis, MO IDA (St. Raymond Apartment Associates)[1]	5.125	12/20/2029	12/20/2013	A	100,931

1,350,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)[1]	5.000	05/01/2024	08/27/2021	B	1,262,331

						42,160,022

Montana—0.6%
215,000	Crow, MT Finance Authority (Tribal)[1]	5.700	10/01/2027	10/31/2013	A	215,335

7,310,000	MT Board of Hsg. (Single Family)[1]	5.150	12/01/2024	12/01/2013	A	7,361,682

8,240,000	MT Board of Hsg. (Single Family)[1]	5.200	12/01/2030	12/01/2013	A	8,298,998

835,000	MT Board of Hsg. (Single Family)[1]	4.300	12/01/2014	12/01/2013	A	839,709

2,200,000	MT Board of Hsg. (Single Family)[1]	4.750	12/01/2023	12/01/2013	A	2,214,080

2,660,000	MT Board of Hsg. (Single Family)[1]	4.800	06/01/2029	12/01/2013	A	2,677,237

						21,607,041

Multi States—0.4%
3,610,127	Public Hsg. Capital Fund Multi-State Revenue Trust I1	4.500	07/01/2022	07/01/2022		3,784,243

2,987,652	Public Hsg. Capital Fund Multi-State Revenue Trust II1	4.500	07/01/2022	07/01/2022		3,119,706

47        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Multi States Continued
$ 8,893,154	Public Hsg. Capital Fund Multi-State Revenue Trust III[1]	5.000%	07/01/2022	07/01/2022		$9,145,809

						16,049,758

Nebraska—0.3%
750,000	NE Central Plains Gas Energy[1]	5.250	12/01/2018	12/01/2018		842,370

125,000	NE Central Plains Gas Energy[1]	5.000	12/01/2013	12/01/2013		125,916

30,000	NE Investment Finance Authority (Multifamily Hsg.)[1]	6.200	06/01/2028	10/31/2013	A	30,043

1,375,000	NE Public Power District	5.000	01/01/2024	01/01/2018	A	1,535,779

2,000,000	NE Public Power District	5.000	01/01/2023	01/01/2018	A	2,238,180

1,100,000	NE Public Power District	5.000	01/01/2026	01/01/2018	A	1,205,919

1,000,000	NE Public Power District	5.000	01/01/2025	01/01/2018	A	1,110,260

1,500,000	NE Public Power District	5.000	01/01/2020	01/01/2018	A	1,696,290

1,395,000	NE Public Power District	5.000	01/01/2019	01/01/2018	A	1,581,832

1,100,000	NE Public Power District	5.000	01/01/2022	01/01/2018	A	1,237,214

1,300,000	NE Public Power District	5.000	01/01/2021	01/01/2018	A	1,465,568

						13,069,371

Nevada—0.9%
225,000	Clark County, NV Economic Devel. (Alexander Dawson School at Rainbow Mountain)[1]	5.375	05/15/2033	10/31/2013	A	225,634

595,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2020	02/01/2020		604,645

975,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2021	02/01/2021		1,010,666

1,025,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2019	02/01/2019		1,077,275

880,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2017	02/01/2017		922,310

965,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2018	02/01/2018		1,013,993

25,000	Henderson, NV Health Care Facility (Catholic Healthcare West/Bakersfield Memorial Hospital Obligated Group)[1]	5.625	07/01/2024	07/01/2014	A	25,924

25,000	Henderson, NV Redevel. Agency Tax Allocation[1]	7.200	10/01/2025	10/31/2013	A	25,013

50,000	Henderson, NV Redevel. Agency Tax Allocation[1]	6.900	10/01/2017	10/31/2013	A	50,100

140,000	Henderson, NV Redevel. Agency Tax Allocation[1]	5.100	10/01/2020	10/31/2013	A	140,090

100,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	5.375	06/01/2014	06/01/2014		101,720

250,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	5.500	06/01/2015	12/01/2013	A	258,423

500,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2022	06/01/2022		506,425

450,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2023	06/01/2023		451,031

225,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		225,704

48        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Nevada Continued
$ 1,350,000	North Las Vegas, NV GO1	5.000%	05/01/2027	05/01/2027		$1,329,682

5,440,000	North Las Vegas, NV GO1	5.000	05/01/2028	05/01/2028		5,305,034

10,875,000	North Las Vegas, NV GO1	5.000	05/01/2030	11/04/2029	B	10,453,594

1,000,000	North Las Vegas, NV GO1	5.000	05/01/2025	05/01/2016	A	1,004,890

1,440,000	North Las Vegas, NV GO1	5.000	05/01/2024	05/01/2016	A	1,450,872

1,705,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	A	1,722,732

3,725,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2026	10/01/2026		3,681,194

160,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2022	10/01/2016	A	162,426

225,000	NV Hsg. Division (Multi-Unit Hsg.)[1,3]	5.900	10/01/2016	10/28/2013	A	225,695

6,605,000	NV Hsg. Division (Multi-Unit Hsg.)[1]	5.700	10/01/2033	10/31/2013	A	6,702,886

5,665,000	Reno, NV Health (DHlth/BMH/CHSB Obligated Group)[1]	5.250	07/01/2031	07/01/2017	A	5,759,889

100,000	Reno, NV Redevel. Agency (Downtown Redevel.)[1]	5.000	09/01/2017	10/31/2013	A	100,168

300,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2014	10/31/2013	A	300,711

120,000	Washoe County, NV Hospital Facility (Renown Regional Medical Center/Renown Network Servicces Obligated Group)[1]	5.125	06/01/2031	10/31/2013	A	120,004

44,958,730
New Hampshire—0.3%
265,000	NH Business Finance Authority (Pennichuck Water Works)[1]	6.300	05/01/2022	11/01/2013	A	266,110

2,565,000	NH H&EFA (Elliot Hospital/Elliot Health System Obligated Group)[1,3]	5.600	10/01/2022	10/29/2013	A	2,575,106

7,865,000	NH H&EFA (Southern New Hampshire Medical Center/Southern New Hampshire Health System Obligated Group)[1]	5.000	10/01/2032	10/01/2017	A	7,923,044

60,000	NH HFA (Prescott Hills Apartments)[1]	6.150	07/01/2040	10/31/2013	A	60,935

290,000	NH HFA (Single Family Mtg.)[1]	5.750	01/01/2037	07/01/2017	A	301,809

50,000	NH HFA (Single Family Mtg.)[1]	5.000	07/01/2031	01/01/2016	A	50,388

940,000	NH HFA (Single Family Mtg.)[1]	5.850	01/01/2034	10/31/2013	A	962,391

12,139,783
New Jersey—1.6%
4,335,000	Essex County, NJ Improvement Authority (Ballantyne House)[1]	4.850	11/01/2032	11/01/2013	A	4,335,260

5,000	Mount Holly, NJ Municipal Utilities Authority[1]	4.750	12/01/2018	10/31/2013	A	5,015

2,750,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000	06/01/2025	10/31/2013	A	2,753,355

595,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2031	07/01/2014	A	608,703

4,320,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2033	07/01/2014	A	4,414,262

50,000	NJ EDA (Municipal Rehabilitation)[1]	4.625	04/01/2025	10/31/2013	A	50,147

1,255,000	NJ EDA (Paterson Charter School)[1]	5.000	07/01/2022	04/22/2019	B	1,261,978

990,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2027	07/01/2017	A	1,008,909

49        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New Jersey Continued
$ 5,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300%		07/01/2023	05/20/2019	B	$4,655,050

13,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2023	03/22/2017	A	13,643,500

10,000,000	NJ Health Care Facilities Financing Authority (Virtual Health)[1]	6.000		07/01/2029	01/01/2014	A	10,049,200

30,645,000	NJ Tobacco Settlement Financing Corp.[1]	4.500		06/01/2023	01/14/2017	B	28,806,606

5,000,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2026	06/15/2021	A	5,476,450

77,068,435
New Mexico—0.0%
125,000	NM Hospital Equipment Loan Council (PHSvcs/BCHCC/PHCF Obligated Group)[1]	6.125		08/01/2028	08/01/2018	A	141,615

10,000	University of New Mexico[1]	4.750		01/01/2028	07/01/2014	A	10,053

151,668
New York—2.0%
8,000,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	12/01/2013	A	7,999,280

4,610,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	09/17/2015	B	4,513,559

15,000,000	NYC GO1	4.900	[2]	12/15/2028	10/07/2013	A	15,087,600

13,695,000	NYC Transitional Finance Authority[1]	5.500		11/01/2028	11/01/2015	A	14,718,290

41,200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	12/01/2015	A	43,281,012

4,855,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	10/31/2013	A	4,903,453

5,055,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	10/31/2013	A	5,080,174

2,500,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	10/25/2033	B	1,918,700

97,502,068
North Carolina—0.3%
2,000,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000		06/01/2031	06/01/2018	A	2,102,580

720,000	NC Medical Care Commission (AHA1HC/AHA3HC/AHA4HC/AHACHC/ AHEHC/AHA7HC Obligated Group)[1]	5.500		10/01/2024	10/01/2014	A	741,096

1,000,000	NC Medical Care Commission (AHACHC)[1]	5.800		10/01/2034	10/01/2014	A	1,028,280

1,970,000	NC Medical Care Commission (Catholic Health East)	5.250		11/15/2023	05/15/2017	A	2,090,387

1,620,000	NC Medical Care Commission (Catholic Health East)	5.250		11/15/2022	05/15/2017	A	1,730,111

1,040,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital Obligated Group)[1]	5.000		11/01/2017	11/01/2013	A	1,044,202

460,000	NC Medical Care Commission (Scotland Memorial Hospital)[1,3]	5.500		10/01/2019	10/27/2013	A	460,874

2,000,000	NC Medical Care Commission (UHSEC)[1]	6.000		12/01/2029	12/01/2018	A	2,251,360

11,448,890

50        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
North Dakota—0.0%
$ 50,000	Bismarck, ND Health Care Facilities (St. Alexius Medical Center/Garrison Memorial Hospital Obligated Group)[1]	5.000%	07/01/2028	10/31/2013	A	$50,024

100,000	ND Board of Higher Education Student Services Facilities[1]	5.500	08/01/2023	08/01/2015	A	100,511

15,000	Ward County, ND Health Care Facilities (Trinity Hospital/Trinity Medical Center/Trinity Nursing Home Obligated Group)[1]	6.250	07/01/2021	10/31/2013	A	15,027

165,562
Ohio—3.8%
3,450,000	Akron Bath Copley, OH Joint Township Hospital District (Children’s Hospital Medical Center of Akron)	5.000	11/15/2025	05/15/2022	A	3,680,632

1,000,000	Akron Bath Copley, OH Joint Township Hospital District (Children’s Hospital Medical Center of Akron)	5.000	11/15/2024	05/15/2022	A	1,082,350

13,925,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2030	12/31/2027	B	11,116,188

50,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125	06/01/2024	09/02/2020	B	43,470,522

8,210,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375	06/01/2024	09/03/2020	B	7,189,907

1,000,000	Butler County, OH GO	5.000	12/01/2022	12/01/2022		1,170,020

70,000	Centerville, OH GO1	5.625	12/01/2026	11/04/2013	A	70,361

40,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000	06/01/2018	10/31/2013	A	40,017

635,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Christian Home)[1]	5.250	11/15/2015	04/11/2014	A	635,343

1,225,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.375	05/15/2018	11/15/2013	A	1,224,902

240,000	Cleveland-Cuyahoga County, OH Port Authority (Universal Heat Treating)[1]	6.500	11/15/2014	10/31/2013	A	240,235

46,435,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	09/11/2023	B	46,168,927

3,060,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	10/31/2013	A	3,077,381

1,120,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)[1]	5.125	05/15/2022	06/27/2018	B	1,113,381

555,000	Field, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2032	06/01/2015	A	555,710

300,000	Field, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2027	06/01/2015	A	302,640

995,000	Grove City, OH Tax Increment Financing[1]	5.125	12/01/2016	06/25/2015	B	1,053,635

9,935,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2026	06/01/2022	A	10,447,447

7,000,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2027	06/01/2022	A	7,275,310

51        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Ohio Continued
$ 6,200,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250%	06/01/2025	06/01/2022	A	$6,592,894

1,500,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2023	06/01/2022	A	1,638,735

5,715,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2024	06/01/2022	A	6,166,714

20,000	Knox County, OH (Job & Family Services Building Construction)[1]	5.000	12/01/2022	10/31/2013	A	20,030

10,000	Lake County, OH Sewer District Improvements	5.850	12/01/2016	10/31/2013	A	10,046

2,000,000	Lorain County, OH Port Authority (Kendal at Oberlin)	5.000	11/15/2030	11/15/2023	A	2,040,520

535,000	Lucas County, OH GO1	6.500	12/01/2016	10/31/2013	A	537,782

290,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2025	09/01/2021	A	319,351

305,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2026	09/01/2024	A	329,934

320,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2027	09/01/2024	A	343,181

205,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2022	09/01/2022		229,993

260,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2023	09/01/2023		291,208

275,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2024	09/01/2021	A	305,214

40,000	OH Capital Corp. for Hsg. (The Conifers)[1]	6.300	06/01/2028	10/31/2013	A	40,057

460,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	12/01/2013	A	467,921

30,000	OH HFA[1]	5.250	09/01/2030	10/31/2013	A	30,014

2,080,000	Penta, OH Career Center COP	5.250	04/01/2025	04/01/2022	A	2,343,723

2,915,000	Penta, OH Career Center COP	5.250	04/01/2024	04/01/2022	A	3,327,094

1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[7]	6.400	02/15/2034	02/27/2030	B	1,521,390

1,600,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[7]	6.300	02/15/2024	10/07/2019	B	1,360,320

3,480,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2026	06/01/2022	A	3,641,054

750,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	805,808

1,370,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	5.250	01/01/2024	01/01/2021	A	1,513,083

10,000	Toledo, OH GO1	6.350	12/01/2025	10/15/2013	A	10,026

1,680,000	Toledo-Lucas County, OH Port Authority (Bax Global)[1]	6.250	11/01/2013	11/01/2013		1,678,975

275,000	Toledo-Lucas County, OH Port Authority (Creekside Devel. Company)[1]	6.600	11/15/2015	10/31/2013	A	275,006

10,760,000	Toledo-Lucas County, OH Port Authority (Crocker Park)[1]	5.250	12/01/2023	11/02/2015	A	10,816,060

1,425,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	11/15/2013	A	1,443,796

140,000	Toledo-Lucas County, OH Port Authority (Woodsage Properties)[1]	5.400	05/15/2014	02/14/2014	B	139,469

						188,154,306

Oklahoma—1.6%
85,000	Cherokee County, OK EDA (NSU Student Hsg.)[1]	5.250	12/01/2034	06/04/2030	B	84,243

52        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Oklahoma Continued
$ 20,000	OK Colleges Board of Regents COP (Lease Rentals)[1]	5.375%		04/01/2022	10/31/2013	A	$20,030

30,000	OK HFA (Single Family Mtg.)[1]	5.400		09/01/2029	10/31/2013	A	30,020

1,090,000	Oklahoma County, OK HFA (Single Family Mtg.)[1]	6.600		10/01/2035	10/31/2013	A	1,138,189

1,000,000	Tulsa, OK Airports[1]	5.375		06/01/2024	06/01/2015	A	1,036,210

69,820,000	Tulsa, OK Municipal Airport Trust (American Airlines)[1]	7.750	[2]	06/01/2035	12/01/2014	C	73,241,180

							75,549,872

Oregon—0.0%
25,000	Hillsboro, OR Hospital Facilities Auth (Tuality Healthcare)[1]	5.375		10/01/2026	10/31/2013	A	25,003

15,000	Klamath Falls, OR Airport[1]	5.500		07/01/2016	10/31/2013	A	15,065

20,000	OR GO1	5.375		08/01/2028	10/31/2013	A	20,013

15,000	OR GO (Alternate Energy)[1]	5.400		07/01/2016	10/31/2013	A	15,065

25,000	OR GO (Elderly & Disabled Hsg.)	5.700		08/01/2016	10/31/2013	A	25,070

20,000	OR GO (Elderly & Disabled Hsg.)[1]	5.600		08/01/2019	10/31/2013	A	20,035

45,000	OR GO (Elderly & Disabled Hsg.)[1]	4.800		08/01/2024	10/31/2013	A	45,024

35,000	OR GO (Elderly & Disabled Hsg.)[1]	5.800		08/01/2027	10/31/2013	A	35,036

65,000	OR GO (Elderly & Disabled Hsg.)	5.550		08/01/2016	10/31/2013	A	65,176

15,000	OR GO (Elderly & Disabled Hsg.)[1]	6.200		08/01/2020	10/31/2013	A	15,032

65,000	OR GO (Elderly & Disabled Hsg.)[1]	5.650		08/01/2026	10/31/2013	A	65,066

35,000	OR GO (Elderly & Disabled Hsg.)[1]	6.000		08/01/2026	10/31/2013	A	35,046

40,000	OR GO (Elderly & Disabled Hsg.)[1]	6.300		08/01/2026	10/31/2013	A	40,062

1,000,000	OR Health & Science University	5.000		07/01/2026	07/01/2022	A	1,104,670

500,000	OR Health & Science University	5.000		07/01/2023	07/01/2022	A	571,095

50,000	OR Health Hsg. Educational & Cultural Facilities Authority (Peacehealth)[1]	5.000		11/15/2026	10/31/2013	A	50,155

15,000	Port Umatilla, OR Water[1]	6.450		08/01/2014	02/01/2014	A	15,294

1,270,000	Portland, OR Hsg. Authority (Clay Street Apartments)	5.500		12/01/2021	10/31/2013	A	1,274,001

1,090,000	Portland, OR Hsg. Authority (Columbia Street Apartments)	5.500		12/01/2021	10/31/2013	A	1,093,434

1,000,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000		01/01/2016	03/25/2015	B	1,003,940

							5,533,282

Pennsylvania—4.2%
835,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.100		07/01/2014	07/01/2014		849,111

4,445,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	7.000		11/01/2017	11/01/2013	A	4,446,067

2,780,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000		05/01/2026	05/01/2022	A	2,786,616

5,335,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000		05/01/2025	05/01/2022	A	5,411,024

925,000	Bucks County, PA IDA (School Lane Foundation)[1]	4.600		03/15/2017	10/07/2015	B	950,687

2,305,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250		01/01/2024	01/01/2019	A	2,520,932

53        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Pennsylvania Continued
$ 1,000,000	Delaware Valley, PA Regional Financial Authority[1]	5.700%	07/01/2027	07/01/2027		$1,105,730

5,500,000	Lehigh Northampton, PA Airport Authority[1]	6.000	05/15/2025	10/31/2013	A	5,505,115

1,395,000	Lycoming County, PA Authority (Pennsylvania College of Technology)	5.000	05/01/2026	05/01/2022	A	1,467,540

1,675,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	10/31/2013	A	1,675,084

7,565,000	Montgomery County, PA HEHA (Holy Redeemer Health System)	5.250	10/01/2023	10/31/2013	A	7,594,352

35,000,000	Montgomery County, PA IDA[4]	5.750	08/01/2030	08/01/2015	A	37,097,900

350,140	Northampton County, PA IDA (Northampton Generating)[1,10]	5.000	12/31/2023	12/31/2023		293,939

5,000	Northampton County, PA IDA (Northampton Generating)	5.000	12/31/2023	12/31/2023		—

32,235,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	02/25/2019	A	34,996,895

8,120,000	PA EDFA (National Gypsum Company)[1]	6.250	11/01/2027	11/01/2027		7,985,289

7,300,000	PA EDFA (National Gypsum Company)[1]	6.125	11/01/2027	11/01/2027		7,095,235

1,145,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	10/31/2013	A	1,147,072

25,000	PA HEFA (University of the Arts)[1]	5.500	03/15/2020	10/31/2013	A	25,022

1,970,000	PA HEFA (Ursinus College)	5.000	01/01/2027	01/01/2022	A	2,070,411

785,000	PA HEFA (Ursinus College)	5.000	01/01/2025	01/01/2022	A	847,109

8,965,000	PA HFA (Single Family Mtg.)[1]	4.650	10/01/2031	10/01/2016	A	8,978,896

31,900,000	Philadelphia, PA H&HEFA (Temple University Health System)	6.250	07/01/2023	07/01/2017	A	32,102,246

4,180,000	Reading, PA GO1	5.625	11/15/2020	10/01/2017	B	4,284,625

8,310,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000	11/15/2022	05/15/2020	A	9,068,703

4,855,000	Susquehanna, PA Area Regional Airport Authority	5.000	01/01/2020	01/01/2020		5,085,370

4,120,000	Susquehanna, PA Area Regional Airport Authority	5.000	01/01/2023	01/01/2023		4,217,809

						189,608,779

Rhode Island—3.0%
15,000	Exeter West Greenwich, RI Regional School District	5.000	09/15/2017	10/31/2013	A	15,060

35,000	Providence, RI Public Building Authority (School & Public Facilities)	5.250	12/15/2016	10/31/2013	A	35,078

270,000	Providence, RI Public Building Authority (School & Public Facilties)[1]	5.250	12/15/2018	10/31/2013	A	270,405

420,000	Providence, RI Public Building Authority, Series A1	5.375	12/15/2021	10/31/2013	A	420,403

465,000	Providence, RI Public Building Authority, Series A	5.000	12/15/2017	10/31/2013	A	465,725

5,065,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	5,452,219

650,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	10/31/2013	A	651,606

54        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Rhode Island Continued
$ 20,000	Providence, RI Public Building Authority, Series A1	5.125%	12/15/2017	10/31/2013	A	$20,034

40,000	Providence, RI Public Building Authority, Series B	5.500	12/15/2014	10/31/2013	A	40,119

915,000	RI Clean Water Finance Agency (Triton Ocean)[1]	5.800	09/01/2022	10/31/2013	A	915,869

20,000	RI Economic Devel. Corp. (Rhode Island Dept. of Transportation)[1]	5.000	06/15/2015	10/31/2013	A	20,077

60,000	RI Economic Devel. Corp. Airport[1]	5.000	07/01/2028	10/31/2013	A	60,162

5,000,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[1]	7.000	05/15/2039	05/15/2019	A	5,554,800

270,000	RI Health & Educational Building Corp. (Johnson & Wales University)[1]	6.100	04/01/2026	10/31/2013	A	271,490

690,000	RI Health & Educational Building Corp. (Lifespan)[1]	5.250	05/15/2026	10/31/2013	A	690,359

1,065,000	RI Health & Educational Building Corp. (Providence Public Building Authority)[1]	5.000	05/15/2021	05/15/2017	A	1,150,083

4,025,000	RI Health & Educational Building Corp. (Providence Public Building Authority)[1]	5.000	05/15/2022	05/15/2017	A	4,278,615

4,065,000	RI Health & Educational Building Corp. (RIH/MHF/TMH/RIHF Obligated Group)[1]	5.750	05/15/2023	10/31/2013	A	4,070,447

15,000,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)[1]	5.000	05/15/2026	05/15/2016	A	15,453,750

5,705,000	RI Hsg. & Mtg. Finance Corp. (Homeownership opportunity)[1]	4.800	10/01/2030	10/31/2013	A	5,768,040

11,610,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.000	10/01/2025	10/31/2013	A	11,808,531

145,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500	04/01/2027	10/31/2013	A	145,258

3,660,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1,3]	5.150	10/01/2033	10/31/2013	A	3,713,729

10,400,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.100	10/01/2030	10/31/2013	A	10,532,184

1,265,000	RI Student Loan Authority[4]	6.000	12/01/2023	10/29/2013	A	1,270,882

32,530,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250	06/01/2042	09/17/2027	B	31,847,521

6,620,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.000	06/01/2023	11/01/2013	B	6,619,338

31,965,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125	06/01/2032	06/08/2018	B	31,663,890

845,000	West Warwick, RI GO1	5.150	03/01/2022	10/31/2013	A	847,805

500,000	Woonsocket, RI GO1	6.000	10/01/2018	10/01/2018		500,010

						144,553,489

South Carolina—0.2%
290,000	Allendale County, SC School District Energy Savings Special Obligation[1]	7.000	12/01/2013	12/01/2013		290,864

110,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	5.700	10/01/2021	10/31/2013	A	110,072

50,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	5.600	12/01/2021	10/31/2013	A	50,029

55        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

South Carolina Continued
$ 175,000	Greenville County, SC Airport (Donaldson Industrial Air Park)[1,3]	6.125%		10/01/2017	11/15/2015	B	$171,686

525,000	Greenville, SC Hospital System (Greenville Hospital System/GHS Partners in Health Obligated Group)[1]	5.000		05/01/2025	11/01/2013	A	526,748

210,000	Lee County, SC School Facilities, Series 2006[1]	6.000		12/01/2019	12/01/2017	A	231,691

270,000	Lee County, SC School Facilities, Series 2006[1]	6.000		12/01/2027	12/01/2017	A	278,643

9,955,000	Richland County, SC Environmental Improvement (International Paper Company)[1]	6.100		04/01/2023	04/01/2014	A	9,965,751

720,000	SC Connector 2000 Assoc. Toll Road, Series B	3.418	[5]	01/01/2026	01/01/2026		107,186

1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	2.637	[5]	01/01/2021	01/01/2021		345,647

100,000	SC Educational Facilities Authority (Southern Wesleyan University)[1]	6.000		03/01/2023	10/31/2013	A	100,014

30,000	SC Educational Facilities Authority (Southern Wesleyan University)	5.850		03/01/2016	10/31/2013	A	30,025

30,000	SC Hsg. Finance & Devel. Authority[1]	5.450		07/01/2029	07/01/2017	A	30,869

							12,239,225

South Dakota—0.1%
200,000	SD Hsg. Devel. Authority (Homeownership)[1]	5.750		05/01/2031	11/01/2015	A	204,170

4,720,000	SD Hsg. Devel. Authority (Homeownership)[1]	4.900		11/01/2025	05/15/2014	A	4,813,031

							5,017,201

Tennessee—0.8%
10,000	Blount County, TN Hospital, Series B1	5.125		07/01/2019	10/31/2013	A	10,018

19,530,000	TN Energy Acquisition Gas Corp.[1]	5.000		02/01/2023	02/01/2023		20,535,014

1,160,000	TN Energy Acquisition Gas Corp.[1]	5.000		02/01/2021	02/01/2021		1,245,364

12,235,000	TN Energy Acquisition Gas Corp.[1]	5.250		09/01/2024	09/01/2024		13,048,505

							34,838,901

Texas—6.7%
605,000	Austin, TX Utility System	6.730	[5]	11/15/2014	11/15/2013	A	562,620

110,000	Bexar County, TX HFC (Doral Club)[1]	8.750		10/01/2036	10/01/2013	A	110,025

3,280,000	Bexar County, TX HFC (Dymaxion & Marbach Park Apartments)[1]	6.100		08/01/2030	10/31/2013	A	3,311,816

410,000	Bexar County, TX HFC (Perrin Square)[1]	6.550		12/20/2034	12/20/2013	A	427,814

150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	10/01/2038		2,248

75,000	Cass County, TX IDC (International Paper Company)[1]	6.000		09/01/2025	10/31/2013	A	75,004

285,000	Cass County, TX IDC (International Paper Company)[1]	6.600		03/15/2024	10/31/2013	A	285,011

360,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)[1]	7.750		02/15/2018	06/29/2016	B	371,398

60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250		06/01/2023	07/08/2021	B	54,116

6,860,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2025	11/01/2020	A	7,218,778

6,955,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2029	11/01/2018	A	7,237,860

56        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Texas Continued
$ 5,000,000	Dallas-Fort Worth, TX International Airport	5.000%		11/01/2024	11/01/2020	A	$5,306,650

1,000,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2026	11/01/2022	A	1,053,040

4,000,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2023	11/01/2020	A	4,297,720

12,540,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2026	11/01/2020	A	13,079,847

7,435,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2027	11/01/2020	A	7,690,021

8,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2025	11/01/2020	A	8,418,400

4,250,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2023	11/01/2020	A	4,566,328

5,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2024	11/01/2020	A	5,306,650

5,765,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2028	11/01/2021	A	5,926,881

1,880,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2024	11/01/2020	A	2,045,064

7,655,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2027	11/01/2021	A	7,948,569

3,375,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2025	11/01/2020	A	3,607,065

2,875,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2026	11/01/2020	A	3,053,480

550,000	Dallas-Fort Worth, TX International Airport[1]	5.500		11/01/2021	11/01/2013	A	552,332

1,200,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2027	11/01/2022	A	1,250,664

12,145,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2030	11/01/2022	A	12,312,722

2,000,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2028	11/01/2022	A	2,061,780

6,800,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2029	11/01/2022	A	6,944,160

25,000	Dallas-Fort Worth, TX International Airport Facilities[1]	5.500		11/01/2033	11/01/2013	A	25,075

35,000	Del Rio, TX Airport[1]	5.400		07/01/2019	10/31/2013	A	35,128

50,000	Eagle Pass, TX Waterworks & Sewer[1]	5.050		12/01/2017	10/31/2013	A	50,190

7,455,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000		08/15/2023	08/15/2017	A	8,353,849

5,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000		08/15/2027	08/15/2017	A	5,465,200

25,000	Fort Bend County, TX Municipal Utility District No. 118	4.350		09/01/2016	10/31/2013	A	25,038

440,000	Gonzales, TX Healthcare System[1]	5.500		08/15/2019	10/31/2013	A	440,788

340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000		04/01/2028	10/31/2013	A	340,248

3,950,000	Harris County, TX Cultural Education Facilities Finance Corp. (Baylor College Medicine)	5.000		11/15/2026	11/15/2022	A	4,200,035

12,350,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)[1]	6.750		02/15/2021	10/31/2013	A	14,250,542

1,235,000	Harris County, TX Sports Authority Revenue[1]	5.250		11/15/2021	10/31/2013	A	1,237,841

2,720,000	Harris County-Houston, TX Sports Authority[1]	5.000		11/15/2025	12/05/2024	B	2,712,493

360,000	Harris County-Houston, TX Sports Authority[1]	5.250		11/15/2026	10/31/2013	A	360,000

1,955,000	Harris County-Houston, TX Sports Authority[1]	5.250		11/15/2030	01/04/2030	B	1,907,454

700,000	Harris County-Houston, TX Sports Authority	4.886	[5]	11/15/2018	10/31/2013	A	530,649

30,000	Harris County-Houston, TX Sports Authority[1]	5.750		11/15/2020	10/31/2013	A	30,069

2,105,000	Harris County-Houston, TX Sports Authority[1]	5.750		11/15/2019	10/31/2013	A	2,109,842

570,000	Harris County-Houston, TX Sports Authority[1]	5.250		11/15/2022	10/31/2013	A	570,143

5,205,000	Harris County-Houston, TX Sports Authority[1]	5.000		11/15/2028	12/05/2027	B	5,043,593

7,140,000	Harris County-Houston, TX Sports Authority[1]	5.250		11/15/2030	12/09/2028	B	6,967,069

910,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.500		07/15/2017	10/31/2013	A	912,994

57        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Texas Continued
$ 2,560,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	6.125%		07/15/2017	02/11/2016	B	$2,546,074

3,000,000	Houston, TX Airport System[1]	5.000		07/01/2026	07/01/2021	A	3,268,050

6,150,000	Houston, TX Airport System	5.000		07/01/2027	07/01/2022	A	6,367,833

2,000,000	Houston, TX Airport System	5.000		07/01/2030	07/01/2022	A	2,016,780

395,000	Houston, TX HFC (Single Family Mtg.)[1]	6.750		06/01/2033	12/01/2014	A	408,517

910,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	5.875		05/15/2021	03/02/2018	B	1,001,491

600,000	Houston, TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)[1]	5.000		09/01/2031	10/31/2013	A	601,410

1,095,000	Houston, TX Hsg. Corp. (6800 Long Drive Apartments)[1]	6.625		02/01/2020	02/01/2014	A	1,103,475

35,000	Laredo, TX Independent School District Public Facility Corp.[1]	5.000		08/01/2024	02/01/2014	A	35,117

25,000	Leander, TX Independent School District[1]	5.000		08/15/2027	10/15/2013	A	25,051

22,520,000	McLennan County, TX Public Facility Corp.[1]	6.625		06/01/2035	11/28/2014	A	23,788,326

50,000	Montgomery County, TX Municipal Utility District No. 40 (Waterworks & Sewer)[1]	5.000		03/01/2019	10/31/2013	A	50,111

620,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000		08/15/2032	08/10/2029	B	615,796

80,000	North Central TX HFDC (Children’s Medical Center)[1]	6.000		08/15/2016	10/31/2013	A	80,354

30,000	North Channel, TX Water Authority System	5.000		07/10/2015	10/31/2013	A	30,077

55,000	North East TX Hospital Authority (Northeast Medical Center Hospital)[1]	5.625		05/15/2022	10/31/2013	A	55,181

530,000	Permian Basin, TX HFC (Single Family Mtg.)[1]	5.650		01/01/2038	11/01/2014	A	551,910

620,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.450	[2]	06/01/2021	06/01/2021		9,294

40,000	Southlake Parks, TX Devel. Corp.[1]	5.375		08/15/2021	10/31/2013	A	40,146

550,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Hendrick Medical Center)[1]	5.375		09/01/2030	09/01/2014	A	555,478

50,000	Texarkana, TX Health Facilities Devel Corp. (Wadley Regional Medical Center)[1]	5.250		10/01/2013	10/01/2013		50,003

4,030,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)[1]	7.375		10/01/2020	10/01/2020		5,248,712

235,000	Trinity, TX River Authority (TXU Energy Company)	6.250		05/01/2028	05/01/2028		3,523

14,810,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[1]	5.550		03/01/2032	09/01/2014	A	14,877,682

9,245,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[1]	5.400		09/01/2022	03/01/2014	A	9,464,199

70,000	TX Dept. of Hsg. & Community Affairs (Pebble Brook Apartments)[1]	5.550		12/01/2024	11/01/2013	A	70,085

95,000	TX Dept. of Hsg. & Community Affairs (Pebble Brook Apartments)[1]	5.600		12/01/2030	11/01/2013	A	95,067

1,605,000	TX Dept. of Hsg. & Community Affairs (Skyway Villas)[1]	5.450		12/01/2022	10/31/2013	A	1,626,154

58        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Texas Continued
$ 105,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.875%	09/01/2022	07/16/2019	B	$83,365

20,000	TX GO1	5.000	08/01/2028	10/31/2013	A	20,006

5,000	TX GO1	5.750	08/01/2026	10/31/2013	A	5,022

25,000	TX GO (Water Financial Assistance)[1]	5.750	08/01/2031	10/31/2013	A	25,089

10,000	TX GO (Water Financial Assistance)[1]	5.250	08/01/2022	10/31/2013	A	10,041

365,000	TX Lower Colorado River Authority[1]	5.000	05/15/2031	10/31/2013	A	365,945

55,000	TX Lower Colorado River Authority[1]	5.000	05/15/2020	10/31/2013	A	55,207

125,000	TX Lower Colorado River Authority[1]	5.500	05/15/2021	10/31/2013	A	125,844

1,360,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)[1]	5.950	11/01/2034	12/01/2013	A	1,361,387

3,415,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.250	12/15/2023	12/15/2023		3,716,818

46,035,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	53,445,714

6,745,000	Tyler, TX HFDC (East Texas Medical Center Regional Healthcare System/East Texas Medical Center Obligated Group)[1]	5.250	11/01/2027	05/26/2026	B	6,703,788

50,000	Ysleta, TX Independent School District[1]	5.375	11/15/2024	11/15/2013	A	50,292

						311,200,717

Utah—0.0%
435,000	UT HFA (Single Family Mtg.)[1]	6.125	01/01/2027	10/31/2013	A	435,605

35,000	UT Hsg. Corp. (Single Family Mtg.)[1]	5.650	07/01/2027	10/31/2013	A	35,032

25,000	UT Hsg. Corp. (Single Family Mtg.)[1]	5.250	07/01/2023	10/31/2013	A	25,083

90,000	UT Hsg. Corp. (Single Family Mtg.)[1]	5.000	07/01/2025	10/31/2013	A	90,060

						585,780

Vermont—0.4%
1,000,000	Burlington, VT Airport, Series A1	5.000	07/01/2023	07/13/2022	B	998,010

205,000	Burlington, VT COP	5.500	12/01/2016	10/31/2013	A	205,896

1,240,000	Burlington, VT GO	5.000	11/01/2032	12/07/2030	B	1,188,428

275,000	Burlington, VT GO	5.000	11/01/2013	11/01/2013		275,864

320,000	Burlington, VT GO	5.000	11/01/2014	11/01/2014		331,805

335,000	Burlington, VT GO	5.000	11/01/2015	11/01/2015		356,192

1,930,000	Burlington, VT GO	5.000	11/01/2027	11/01/2022	A	1,942,989

100,000	VT Educational & Health Buildings Financing Agency (CSAC/NWCSS/RMHS/WCMHS Obligated Group)[1]	5.375	02/15/2023	02/15/2014	A	101,179

750,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2024	10/01/2022	A	819,270

1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2023	10/01/2022	A	1,112,530

870,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2027	10/01/2022	A	920,721

1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2025	10/01/2022	A	1,077,530

1,820,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2020	10/01/2020		2,062,479

1,830,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2019	10/01/2019		2,064,240

59        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Vermont Continued
$ 1,025,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000%	10/01/2022	10/01/2022		$1,155,513

2,020,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2021	10/01/2021		2,282,539

						16,895,185

Virginia—1.1%
20,000	Isle Wight County, VA IDA (International Paper Company)[1]	5.700	11/01/2027	11/01/2013	A	19,999

265,000	Norfolk, VA EDA, Series B1	5.625	11/01/2015	11/16/2014	B	258,855

6,815,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000	08/01/2036	11/18/2027	B	7,068,859

25,000	VA Hsg. Devel. Authority (Rental Hsg.)	4.200	04/01/2015	10/31/2013	A	25,059

22,200,000	VA Hsg. Devel. Authority, Series A1	4.450	01/01/2021	01/01/2014	A	22,642,446

8,800,000	VA Hsg. Devel. Authority, Series A1	4.700	01/01/2024	01/01/2014	A	8,978,376

6,400,000	VA Hsg. Devel. Authority, Series A1[1]	5.000	10/01/2026	07/01/2017	A	6,582,912

6,210,000	VA Hsg. Devel. Authority, Series E1	6.375	01/01/2036	07/01/2018	A	6,491,934

1,672,000	Watkins Centre, VA Community Devel. Authority[1]	5.400	03/01/2020	07/13/2017	B	1,629,514

						53,697,954

Washington—2.7%
2,650,000	Bellingham, WA Hsg. Authority (Cascade Meadows)[1]	5.200	11/01/2027	11/01/2013	A	2,713,759

925,000	Chelan County, WA Devel. Corp. (Alcoa)[1]	5.850	12/01/2031	12/01/2031		818,893

85,000	Issaquah, WA GO1	5.250	12/01/2021	10/31/2013	A	85,343

175,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	02/09/2024	B	163,496

16,720,000	King County, WA Hsg. Authority[1]	5.250	07/01/2028	10/31/2013	A	17,118,605

10,000	King County, WA Hsg. Authority (Rural Preservation)[1]	5.750	01/01/2028	12/18/2023	B	9,152

115,000	Pierce County, WA Hsg. Authority[1]	5.800	12/01/2023	02/09/2021	B	114,727

2,300,000	Port of Seattle, WA GO1	5.000	09/01/2025	09/01/2021	A	2,506,310

2,000,000	Port of Seattle, WA GO1	5.000	09/01/2026	09/01/2021	A	2,152,340

40,000	Port of Seattle, WA Revenue[1]	5.200	07/01/2029	10/31/2013	A	40,026

1,500,000	Port of Seattle, WA Revenue[1]	5.125	07/01/2023	10/31/2013	A	1,502,175

4,975,000	Seattle, WA Hsg. Authority (High Rise Rehab III)[1]	5.150	11/01/2027	11/01/2017	A	5,266,187

70,000	Seattle, WA Hsg. Authority (Holly Park)[1]	5.750	01/01/2020	01/01/2014	A	70,228

20,000	WA COP (Dept. of General Administration)[1]	5.600	10/01/2015	10/31/2013	A	20,090

30,000	WA COP (Dept. of General Administration)[1]	5.600	10/01/2016	10/31/2013	A	30,134

25,000	WA COP (Dept. of General Administration)[1]	5.500	10/01/2013	10/01/2013		25,004

500,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)	5.375	12/01/2017	10/31/2013	A	500,625

75,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)[1]	5.000	12/01/2019	10/31/2013	A	75,047

145,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)[1]	5.400	08/15/2023	10/31/2013	A	145,110

25,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)	5.300	08/15/2014	10/31/2013	A	25,067

60        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Washington Continued
$ 5,000,000	WA Health Care Facilities Authority (Seattle Cancer Care Alliance)[1]	7.375%	03/01/2038	03/01/2019	A	$5,954,650

22,945,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	09/20/2022	B	22,887,408

63,945,000	WA Tobacco Settlement Authority (TASC)[1]	6.500	06/01/2026	10/16/2015	B	63,784,498

						126,008,874

West Virginia—0.0%
100,000	WV Hospital Finance Authority (Charleston Area Medical Center)[1]	5.500	09/01/2028	09/01/2014	A	100,551

25,000	WV Water Devel. Authority[1]	5.000	11/01/2029	11/01/2013	A	25,317

						125,868

Wisconsin—1.4%
16,000,000	Marshfield, WI Electric[1]	5.500	12/01/2030	12/01/2020	A	17,368,000

135,000	Milwaukee, WI Redevel. Authority (Milwaukee Science Education Consortium)[1]	5.625	08/01/2025	07/16/2021	B	133,668

3,085,000	WI H&EFA (Beloit College)[1]	5.750	06/01/2021	06/01/2015	A	3,196,399

150,000	WI H&EFA (Beloit College)[1]	5.250	06/01/2025	06/01/2020	A	157,203

1,000,000	WI H&EFA (Marshfield Clinic)	5.000	02/15/2027	02/15/2022	A	1,031,170

11,545,000	WI H&EFA (Medical College of Wisconsin)[1]	5.500	12/01/2026	12/01/2015	A	11,850,596

100,000	WI H&EFA (Prohealth Care/Waukesha Memorial Hospital/Prohealth Care Obligated Group)[1]	6.375	02/15/2029	02/15/2019	A	109,082

1,000,000	WI H&EFA (Vernon Memorial Healthcare)[1]	5.100	03/01/2025	03/01/2015	A	1,008,700

1,000,000	WI H&EFA (WFS/WFMG Obligated Group)[1]	5.250	08/15/2026	08/15/2016	A	1,012,670

9,715,000	WI H&EFA (WFS/WFMG Obligated Group)[1]	5.250	08/15/2025	08/15/2016	A	9,963,218

940,000	WI Hsg. & EDA, Series B1	5.750	11/01/2025	05/01/2020	A	1,023,970

12,250,000	WI Public Finance Authority (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)	5.000	07/01/2022	03/27/2019	B	12,180,543

5,500,000	WI Public Finance Authority (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)	5.250	07/01/2028	06/13/2025	B	5,212,735

						64,247,954

Wyoming—1.0%
2,350,000	Sweetwater County, WY Solid Waste (FMC Corp.)[1]	5.600	12/01/2035	12/01/2015	A	2,389,104

5,620,000	WY Community Devel. Authority[1]	4.850	12/01/2023	12/01/2013	A	5,703,288

3,100,000	WY Community Devel. Authority[1]	4.950	06/01/2028	12/01/2013	A	3,166,123

7,120,000	WY Community Devel. Authority[1]	4.450	12/01/2024	12/01/2013	A	7,269,449

7,040,000	WY Community Devel. Authority[1]	5.100	12/01/2024	12/01/2013	A	7,049,856

8,075,000	WY Community Devel. Authority[1]	5.200	12/01/2030	12/01/2013	A	8,081,056

3,610,000	WY Community Devel. Authority[1]	4.550	12/01/2019	12/01/2014	A	3,744,328

						37,403,204

U.S. Possessions—13.2%
2,700,000	Guam Education Financing Foundation COP (Guam Public School Facilities)[1]	4.500	10/01/2026	10/01/2026		2,324,754

18,300,000	Puerto Rico Aqueduct & Sewer Authority	5.500	07/01/2028	07/01/2028		13,881,648

885,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	07/23/2017	B	844,494

5,780,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	07/11/2027	B	5,270,377

61        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$ 110,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625%	05/15/2043	11/14/2032	B	$95,375

5,685,000	Puerto Rico Commonwealth GO1	5.250	07/01/2034	07/01/2034		4,051,245

4,860,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		4,474,991

17,580,000	Puerto Rico Commonwealth GO1	5.125	07/01/2024	07/01/2024		13,351,658

8,500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2024	07/01/2024		6,529,190

3,000,000	Puerto Rico Commonwealth GO1	5.250	07/01/2025	07/01/2025		2,247,180

7,930,000	Puerto Rico Commonwealth GO1	5.250	07/01/2026	07/01/2026		5,887,946

2,635,000	Puerto Rico Commonwealth GO1	5.625	07/01/2032	07/01/2032		1,901,205

1,430,000	Puerto Rico Commonwealth GO1	5.625	07/01/2033	07/01/2033		1,030,987

22,315,000	Puerto Rico Commonwealth GO1	4.750	12/01/2015	12/01/2015		21,949,034

1,125,000	Puerto Rico Commonwealth GO1	6.000	07/01/2027	06/17/2026	B	988,166

10,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	08/26/2036	B	7,779,500

51,665,000	Puerto Rico Commonwealth GO1	6.000	07/01/2029	07/01/2029		40,782,285

125,000	Puerto Rico Commonwealth GO1	5.500	07/01/2015	07/01/2015		125,031

140,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	07/01/2026		106,357

2,160,000	Puerto Rico Commonwealth GO1	5.500	07/01/2027	07/01/2027		1,642,140

3,355,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		3,089,217

2,870,000	Puerto Rico Commonwealth GO1	5.500	07/01/2018	07/01/2018		2,872,784

1,125,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		1,035,877

13,000,000	Puerto Rico Commonwealth GO1	2.043	07/01/2018	07/01/2018		11,805,820

3,700,000	Puerto Rico Commonwealth GO1	2.063	07/01/2019	07/01/2019		3,254,076

4,160,000	Puerto Rico Commonwealth GO1	2.083	07/01/2020	07/01/2020		3,558,714

4,800,000	Puerto Rico Commonwealth GO1	5.125	07/01/2031	07/01/2031		3,438,624

655,000	Puerto Rico Commonwealth GO1	5.250	07/01/2021	07/01/2021		585,982

60,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	07/01/2026		45,581,400

4,715,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2024	07/01/2024		3,437,235

4,165,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2019	07/01/2019		3,706,600

5,685,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2028	07/01/2028		4,283,875

4,295,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250	07/01/2028	07/01/2028		3,236,455

56,565,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250	07/01/2026	11/30/2025	B	43,454,364

2,085,000	Puerto Rico Electric Power Authority, Series LL1	5.500	07/01/2017	07/01/2017		2,048,221

3,735,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2021	07/01/2021		3,286,389

100,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2025	07/01/2025		75,982

540,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2020	07/01/2020		488,284

6,500,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2022	07/01/2022		5,615,090

2,000,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2021	07/01/2021		1,759,780

1,000,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2023	07/01/2023		850,140

5,000,000	Puerto Rico Electric Power Authority, Series WW1	5.000	07/01/2028	07/13/2027	B	3,661,550

62        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$ 250,000	Puerto Rico Electric Power Authority, Series XX1	5.250%	07/01/2027	07/01/2027		$189,048

1,060,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250	07/01/2026	07/01/2026		814,313

3,820,000	Puerto Rico Government Devel. Bank[1]	5.000	12/01/2013	12/01/2013		3,820,115

530,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2021	07/01/2021		445,926

1,095,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2018	01/21/2017	B	1,034,228

4,600,000	Puerto Rico Highway & Transportation Authority[1]	2.874	07/01/2028	07/01/2028		2,695,232

675,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2019	07/01/2019		591,212

1,045,000	Puerto Rico Highway & Transportation Authority, Series N1	5.500	07/01/2021	07/01/2021		877,654

6,720,000	Puerto Rico Highway & Transportation Authority, Series Y1	6.250	07/01/2021	07/15/2020	B	6,935,578

1,000,000	Puerto Rico Industrial Devel. Company, Series B1	5.375	07/01/2016	02/12/2016	B	960,310

75,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	12/31/2013	A	74,999

2,315,000	Puerto Rico Infrastructure[1]	5.500	07/01/2015	07/01/2015		2,269,649

13,090,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2026		10,800,297

4,670,000	Puerto Rico Infrastructure[1]	5.500	07/01/2022	07/01/2022		3,822,769

8,440,000	Puerto Rico Infrastructure[1]	5.500	07/01/2020	07/01/2020		7,098,293

1,140,000	Puerto Rico Infrastructure[1]	5.500	07/01/2023	07/01/2023		953,450

1,000,000	Puerto Rico Infrastructure[1]	5.500	07/01/2027	07/01/2027		811,580

3,115,000	Puerto Rico Infrastructure[1]	5.500	07/01/2021	07/01/2021		2,616,164

2,945,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	10/01/2024		2,658,186

210,000	Puerto Rico Infrastructure (Mepsi Campus)[1,3]	5.600	10/01/2014	10/01/2014		208,589

3,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2026		2,582,265

370,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2014	07/01/2014		370,818

2,900,000	Puerto Rico Infrastructure Financing Authority, Series C1	5.500	07/01/2017	07/01/2017		2,723,738

3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	3,004,984

1,845,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	1,924,649

450,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		451,692

160,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2014	01/01/2014	A	160,147

155,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2030	02/28/2028	B	134,089

2,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2019	08/01/2019		1,956,980

7,325,000	Puerto Rico Municipal Finance Agency, Series C1	5.250	08/01/2018	08/01/2018		7,249,406

13,200,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	04/13/2025	B	11,435,424

63        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$ 2,905,000	Puerto Rico Public Buildings Authority[1]	6.250%	07/01/2026	07/01/2026		$2,376,116

1,000,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	11/05/2033	B	797,240

500,000	Puerto Rico Public Buildings Authority[1]	6.125	07/01/2023	07/01/2023		424,605

4,990,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2022		4,160,712

3,590,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2027	07/01/2027		3,153,348

3,300,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2021		3,008,511

135,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2023	07/01/2023		108,722

735,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2021	07/01/2021		641,229

5,345,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2022	07/01/2022		4,573,716

2,155,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2023	07/01/2023		1,852,869

760,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2027	10/17/2026	B	562,043

2,920,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2017	07/01/2017		2,742,522

2,935,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2018	07/01/2018		2,716,783

1,350,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2017	07/01/2017		1,297,012

37,400,000	Puerto Rico Public Finance Corp., Series A1	6.500	08/01/2028	12/12/2027	B	31,220,024

54,770,000	Puerto Rico Public Finance Corp., Series B1	5.500	08/01/2031	07/17/2029	B	39,300,214

17,475,000	Puerto Rico Public Finance Corp., Series B1	6.000	08/01/2025	08/01/2025		14,399,225

10,675,000	Puerto Rico Public Finance Corp., Series B1	6.000	08/01/2024	08/01/2024		8,894,624

11,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.625	08/01/2030	08/01/2030		9,696,610

24,135,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	08/01/2029		21,926,406

2,280,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2028	08/01/2028		2,015,246

5,035,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000	08/01/2024	08/01/2024		4,617,296

9,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	01/31/2044	B	7,845,840

6,495,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000	08/01/2026	08/01/2026		5,356,102

35,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.500	08/01/2035	08/01/2035		30,990,750

5,000,000	University of Puerto Rico[1]	5.000	06/01/2025	06/01/2025		3,738,750

1,000,000	University of Puerto Rico[1]	5.000	06/01/2020	06/01/2020		840,110

2,535,000	University of Puerto Rico, Series P1	5.000	06/01/2023	06/01/2023		1,948,655

1,790,000	University of Puerto Rico, Series Q1	5.000	06/01/2022	06/01/2022		1,409,213

3,040,000	V.I. Water & Power Authority[1]	4.500	07/01/2028	08/02/2026	B	2,616,265

						583,292,564

Total Municipal Bonds and Notes (Cost $4,794,995,965)						4,639,501,735

Corporate Bonds and Notes—0.1%
5,000,000	Centerline Equity Issuer Trust Sec. Nts.[1]	6.000	05/15/2015			5,335,900

6,361	Delta Air Lines, Inc. Sr. Unsec. Nts.[8]	8.000	12/01/2015			6,392

Total Corporate Bonds and Notes (Cost $5,006,297)						5,342,292

Shares

Common Stocks—0.0%
5,399	Resolute Forest Products[8,9] (Cost $58,903)					71,375

Total Investments, at Value (Cost $4,800,061,165)—101.1%						4,644,915,402

Liabilities in Excess of Other Assets—(1.1)						(48,450,585)

Net Assets—100.0%						$4,596,464,817

64        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed. (Unaudited)

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See Note 1 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

8. Received as a result of a corporate action.

9. Non-income producing security.

10. Interest or dividend is paid-in-kind, when applicable.

To simplify the listings of securities, abbreviations are used per the table below:

AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
ATDC	Advanced Technology Development Center
BCHCC	Bernalillo County Health Care Corp.
BMH	Bakersfield Memorial Hospital
BRCH	Boca Raton Community Hospital
CDA	Communities Devel. Authority
CFHA	Central Florida Health Alliance
CHCW	Catholic Healthcare West
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHSB	Community Hospital of San Bernardino
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAC	Counseling Services Addison County
CSAHS	The Sisters of Charity of St. Augustine Health System
DHlth	Dignity Health
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority

65        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments Continued

EF&CD	Environmental Facilities and Community Devel.
EMH	Elmhurst Memorial Hospital
EMHC	Elmhurst Memorial Healthcare
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
EPBH	Emma Pendleton Bradley Hospital
GHS	Gaston Health Services
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HSC	Hospital for Special Care
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
MBHS	Mississippi Baptist Health Systems
MBMC	Mississippi Baptist Medical Center
MHF	Miriam Hospital Foundation
NSU	Northeastern State University
NWCSS	Northwestern Counseling & Support Services
NY/NJ	New York/New Jersey
NYC	New York City
PHCF	Presbyterian Healthcare Foundation
PHSvcs	Presbyterian Healthcare Services
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RIH	Rhode Island Hospital
RIHF	Rhode Island Hospital Foundation
RMHS	Rutland Mental Health Services
ROLs	Reset Option Longs
RUMC	Rush University Medical Center
SANC	St. Agnes Nursing Center
SCIC	Scottsdale Captive Insurance Company
SHC	Scottsdale Healthcare Corp.
SHH	Scottsdale Healthcare Hospitals
SHRC	Scottsdale Healthcare Realty Corp.
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SLHOKC	St. Luke’s Hospital of Kansas City
SLHS	St. Luke’s Health System

66        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Footnotes to Statement of Investments Continued

TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
TMH	The Miriam Hospital
TUFF	The University Financing Foundation
TVTCMC	The Villages Tri-County Medical Center
TYW	The YMCA of Wichita
UHHS	University Hospitals Health System
UHSEC	University Health Systems of Eastern Carolina
UMass	University of Massachusetts
VMNRC	Villa Marina Nursing & Rehabilitation Center
WCMHS	Washington County Mental Health Services
WFMG	Wheaton Franciscan Medical Group
WFS	Wheaton Franciscan Services
V.I.	United States Virgin Islands
VOA	Volunteers of America

See accompanying Notes to Financial Statements.

67        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013

Assets
Investments, at value (cost $4,800,061,165)—see accompanying statement of investments	$4,644,915,402

Cash	7,430,488

Receivables and other assets:
Interest	75,672,323
Investments sold (including $23,798,731 sold on a when-issued or delayed delivery basis)	43,137,798
Shares of beneficial interest sold	7,165,512
Other	690,863

Total assets	4,779,012,386

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	82,400,000
Payable for short-term floating rate notes issued (See Note 1)	64,340,000
Shares of beneficial interest redeemed	24,101,883
Investments purchased	6,886,429
Dividends	3,044,239
Distribution and service plan fees	842,431
Shareholder communications	231,109
Transfer and shareholder servicing agent fees	225,514
Trustees’ compensation	119,318
Interest expense on borrowings	10,840
Other	345,806

Total liabilities	182,547,569

Net Assets	$4,596,464,817

Composition of Net Assets
Par value of shares of beneficial interest	$325,841

Additional paid-in capital	4,880,826,228

Accumulated net investment income	4,783,128

Accumulated net realized loss on investments	(134,324,617)

Net unrealized depreciation on investments	(155,145,763)

Net Assets	$4,596,464,817

68        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,781,455,602 and 196,933,814 shares of beneficial interest outstanding)	$14.12
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$14.45

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,636,590 and 2,455,029 shares of beneficial interest outstanding)	$14.11

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,226,252,883 and 87,205,827 shares of beneficial interest outstanding)	$14.06

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $554,119,742 and 39,245,865 shares of beneficial interest outstanding)	$14.12

See accompanying Notes to Financial Statements

69        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2013

Investment Income
Interest	$246,699,809

Other income	1,318

Total investment income	246,701,127

Expenses
Management fees	22,324,385

Distribution and service plan fees:
Class A	8,389,960
Class B	436,589
Class C	14,860,918

Transfer and shareholder servicing agent fees:
Class A	1,551,176
Class B	49,484
Class C	875,533
Class Y	298,085

Shareholder communications:
Class A	473,853
Class B	14,695
Class C	277,646
Class Y	81,382

Borrowing fees	1,542,273

Interest expense and fees on short-term floating rate notes issued (See Note 1)	599,319

Interest expense on borrowings	104,562

Trustees’ compensation	98,621

Custodian fees and expenses	59,213

Accounting service fees	6,000

Other	1,014,131

Total expenses	53,057,825

Net Investment Income	193,643,302

Realized and Unrealized Loss
Net realized loss on investments	(6,791,659)

Net change in unrealized appreciation/depreciation on investments	(367,434,296)

Net Decrease in Net Assets Resulting from Operations	$(180,582,653)

See accompanying Notes to Financial Statements.

70        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Operations
Net investment income	$193,643,302	$179,316,391

Net realized gain (loss)	(6,791,659)	8,546,627

Net change in unrealized appreciation/depreciation	(367,434,296)	184,149,175

Net increase (decrease) in net assets resulting from operations	(180,582,653)	372,012,193

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(124,084,161)	(125,132,919)
Class B	(1,245,965)	(1,679,983)
Class C	(43,559,848)	(46,130,618)
Class Y	(24,865,872)	(17,853,043)

	(193,755,846)	(190,796,563)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(274,080,410)	778,927,953
Class B	(11,169,042)	6,546,772
Class C	(129,921,801)	390,833,787
Class Y	27,567,480	439,997,452

	(387,603,773)	1,616,305,964

Net Assets
Total increase (decrease)	(761,942,272)	1,797,521,594

Beginning of period	5,358,407,089	3,560,885,495

End of period (including accumulated net investment income of $4,783,128 and $4,337,770, respectively)	$4,596,464,817	$5,358,407,089

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

71        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2013

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(180,582,653)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,065,219,661)
Proceeds from disposition of investment securities	1,504,622,457
Short-term investment securities, net	(217,869,504)
Premium amortization	42,474,628
Discount accretion	(474,889)
Net realized loss on investments	6,791,659
Net change in unrealized appreciation/depreciation on investments	367,434,296
Change in assets:
Increase in other assets	(224,682)
Decrease in interest receivable	4,255,064
Decrease in receivable for securities sold	18,834,054
Change in liabilities:
Increase in other liabilities	337,457
Decrease in payable for securities purchased	(42,300,741)

Net cash provided by operating activities	438,077,485

Cash Flows from Financing Activities
Proceeds from borrowings	1,164,000,000
Payments on borrowings	(1,091,700,000)
Payments on short-term floating rate notes issued	(27,885,000)
Proceeds from shares sold	1,882,849,614
Payments on shares redeemed	(2,388,750,002)
Cash distributions paid	(36,359,207)

Net cash used in financing activities	(497,844,595)

Net decrease in cash	(59,767,110)

Cash, beginning balance	67,197,598

Cash, ending balance	$7,430,488

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $157,273,640.

Cash paid for interest on borrowings—$96,051.

Cash paid for interest on short-term floating rate notes issued—$599,319.

72        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$15.13	$14.51	$14.68	$14.55	$14.11

Income (loss) from investment operations:
Net investment income[2]	0.55	0.63	0.71	0.74	0.76
Net realized and unrealized gain (loss)	(1.01)	0.66	(0.15)	0.12	0.38

Total from investment operations	(0.46)	1.29	0.56	0.86	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	(0.67)	(0.73)	(0.73)	(0.70)

Net asset value, end of period	$14.12	$15.13	$14.51	$14.68	$14.55

Total Return, at Net Asset Value[3]	(3.16)%	9.08%	3.99%	6.10%	8.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,781,456	$3,281,705	$2,388,951	$2,261,442	$1,475,689

Average net assets (in thousands)	$3,373,420	$2,776,061	$2,222,345	$1,764,368	$1,234,400

Ratios to average net assets:[4]
Net investment income	3.68%	4.25%	4.94%	5.10%	5.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.73%	0.72%	0.73%	0.73%	0.76%
Interest and fees from borrowings	0.03%	0.04%	0.07%	0.09%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.04%	0.04%	0.15%

Total expenses	0.77%	0.78%	0.84%	0.86%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%	0.84%	0.83%	1.13%

Portfolio turnover rate	23%	19%	21%	20%	28%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

73        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$15.11	$14.49	$14.67	$14.54	$14.10

Income (loss) from investment operations:
Net investment income[2]	0.42	0.51	0.58	0.62	0.64
Net realized and unrealized gain (loss)	(1.00)	0.66	(0.15)	0.12	0.39

Total from investment operations	(0.58)	1.17	0.43	0.74	1.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.55)	(0.61)	(0.61)	(0.59)

Net asset value, end of period	$14.11	$15.11	$14.49	$14.67	$14.54

Total Return, at Net Asset Value[3]	(3.91)%	8.20%	3.04%	5.21%	7.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,636	$48,567	$40,138	$45,125	$44,364

Average net assets (in thousands)	$43,668	$45,414	$40,653	$42,185	$46,208

Ratios to average net assets:[4]
Net investment income	2.84%	3.44%	4.08%	4.28%	4.78%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.55%	1.58%	1.59%	1.59%
Interest and fees from borrowings	0.03%	0.04%	0.07%	0.09%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.04%	0.04%	0.15%

Total expenses	1.61%	1.61%	1.69%	1.72%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.61%	1.69%	1.69%	1.96%

Portfolio turnover rate	23%	19%	21%	20%	28%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

74        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Class C	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$15.06	$14.45	$14.63	$14.50	$14.06

Income (loss) from investment operations:
Net investment income[2]	0.43	0.52	0.59	0.63	0.65
Net realized and unrealized gain (loss)	(1.00)	0.65	(0.15)	0.12	0.39

Total from investment operations	(0.57)	1.17	0.44	0.75	1.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.56)	(0.62)	(0.62)	(0.60)

Net asset value, end of period	$14.06	$15.06	$14.45	$14.63	$14.50

Total Return, at Net Asset Value[3]	(3.85)%	8.22%	3.15%	5.33%	7.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,226,253	$1,456,703	$1,015,909	$961,560	$599,965

Average net assets (in thousands)	$1,486,679	$1,225,855	$958,181	$760,222	$496,015

Ratios to average net assets:[4]
Net investment income	2.91%	3.48%	4.17%	4.34%	4.84%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.49%	1.50%	1.49%	1.52%
Interest and fees from borrowings	0.03%	0.04%	0.07%	0.09%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.04%	0.04%	0.15%

Total expenses	1.54%	1.55%	1.61%	1.62%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.55%	1.61%	1.59%	1.89%

Portfolio turnover rate	23%	19%	21%	20%	28%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

75        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$15.12	$14.50	$14.00

Income (loss) from investment operations:
Net investment income[3]	0.59	0.66	0.47
Net realized and unrealized gain (loss)	(1.00)	0.67	0.53

Total from investment operations	(0.41)	1.33	1.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.59)	(0.71)	(0.50)

Net asset value, end of period	$14.12	$15.12	$14.50

Total Return, at Net Asset Value[4]	(2.85)%	9.36%	7.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$554,120	$571,432	$115,887

Average net assets (in thousands)	$633,743	$380,240	$64,932

Ratios to average net assets:[5]
Net investment income	3.93%	4.45%	5.01%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.48%	0.46%	0.48%
Interest and fees from borrowings	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.02%	0.04%

Total expenses	0.52%	0.52%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.52%	0.59%

Portfolio turnover rate	23%	19%	21%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

76        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), formerly Oppenheimer Limited Term Municipal Fund, a series of Oppenheimer Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income tax. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

77        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the

78        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities

79        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

(and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2013, the Fund’s maximum exposure under such agreements is estimated at $59,605,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2013, municipal bond holdings with a value of $136,167,468 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $64,340,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$25,000,000	CA Health Facilities Financing Authority[3]	10.990%	11/15/31	$29,566,500
16,485,000	Chicago, IL Board of Education ROLs[3]	9.954	12/1/24	17,748,740
17,500,000	Montgomery County, PA IDA ROLs[3]	10.970	8/1/30	19,597,900
640,000	RI Student Loan Authority[3]	11.330	12/1/23	645,882

80        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,190,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	10.909%	12/1/38	$2,621,561
1,270,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	16.260	6/1/39	1,646,885

				$71,827,468

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $64,340,000 or 1.35% of its total assets as of September 30, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

81        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

As of September 30, 2013, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$23,798,731

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2013 is as follows:

Cost	$1,198,176
Market Value	$292,610
Market Value as a % of Net Assets	Less than 0.005%

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$9,576,935	$—	$134,823,314	$153,788,550

82        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

1. As of September 30, 2013, the Fund had $134,823,314 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2015	$70,040
2016	2,094,523
2017	32,902,442
2018	24,942,008
2019	9,284,227
No expiration	65,530,074

Total	$134,823,314

2. During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$33,691	$557,902	$524,211

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012

Distributions paid from:
Exempt-interest dividends	$191,688,454	$189,964,208
Ordinary income	2,067,392	832,355

Total	$193,755,846	$190,796,563

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

83        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$4,733,816,976[1]

Gross unrealized appreciation	$62,743,975
Gross unrealized depreciation	(216,532,525)

Net unrealized depreciation	$(153,788,550)

1. The Federal tax cost of securities does not include cost of $64,886,972, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

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1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the

85        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

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2. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

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NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$65,020,580	$—	$65,020,580
Alaska	—	8,728,901	—	8,728,901
Arizona	—	90,502,745	—	90,502,745
Arkansas	—	384,755	—	384,755
California	—	642,273,621	—	642,273,621
Colorado	—	40,283,651	—	40,283,651
Connecticut	—	18,222,416	—	18,222,416
Delaware	—	70,413	—	70,413
District of Colombia	—	99,328,990	—	99,328,990
Florida	—	281,283,141	—	281,283,141
Georgia	—	67,467,486	—	67,467,486
Hawaii	—	18,593,595	—	18,593,595
Idaho	—	1,427,502	—	1,427,502
Illinois	—	574,797,509	—	574,797,509
Indiana	—	54,584,573	—	54,584,573
Kansas	—	12,877,776	—	12,877,776
Kentucky	—	17,309,310	—	17,309,310
Louisiana	—	28,759,174	—	28,759,174
Maine	—	5,568,775	—	5,568,775
Maryland	—	6,519,228	—	6,519,228
Massachusetts	—	62,437,641	35,245	62,472,886
Michigan	—	317,502,109	—	317,502,109
Minnesota	—	1,848,306	—	1,848,306
Mississippi	—	38,399,810	—	38,399,810
Missouri	—	42,160,022	—	42,160,022
Montana	—	21,607,041	—	21,607,041
Multi States	—	16,049,758	—	16,049,758
Nebraska	—	13,069,371	—	13,069,371
Nevada	—	44,958,730	—	44,958,730
New Hampshire	—	12,139,783	—	12,139,783
New Jersey	—	77,068,435	—	77,068,435
New Mexico	—	151,668	—	151,668
New York	—	97,502,068	—	97,502,068
North Carolina	—	11,448,890	—	11,448,890
North Dakota	—	165,562	—	165,562
Ohio	—	188,154,306	—	188,154,306
Oklahoma	—	75,549,872	—	75,549,872
Oregon	—	5,533,282	—	5,533,282
Pennsylvania	—	189,608,779	—	189,608,779
Rhode Island	—	144,553,489	—	144,553,489
South Carolina	—	12,239,225	—	12,239,225
South Dakota	—	5,017,201	—	5,017,201
Tennessee	—	34,838,901	—	34,838,901
Texas	—	311,200,717	—	311,200,717
Utah	—	585,780	—	585,780
Vermont	—	16,895,185	—	16,895,185
Virginia	—	53,697,954	—	53,697,954

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2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Washington	$—	$126,008,874	$—	$126,008,874
West Virginia	—	125,868	—	125,868
Wisconsin	—	64,247,954	—	64,247,954
Wyoming	—	37,403,204	—	37,403,204
U.S. Possessions	—	583,292,564	—	583,292,564
Corporate Bonds and Notes	—	5,342,292	—	5,342,292
Common Stocks	71,375	—	—	71,375

Total Assets	$71,375	$4,644,808,782	$35,245	$4,644,915,402

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	70,140,462	$1,054,083,983	97,368,621	$1,445,767,241
Dividends and/or distributions reinvested	7,079,719	105,220,964	6,925,174	102,959,108
Redeemed	(97,238,269)	(1,433,385,357)	(52,034,539)	(769,798,396)

Net increase (decrease)	(20,018,088)	$(274,080,410)	52,259,256	$778,927,953

Class B
Sold	234,510	$3,479,640	997,055	$14,727,456
Dividends and/or distributions reinvested	75,336	1,119,400	98,335	1,459,904
Redeemed	(1,068,921)	(15,768,082)	(651,086)	(9,640,588)

Net increase (decrease)	(759,075)	$(11,169,042)	444,304	$6,546,772

Class C
Sold	22,394,172	$335,442,763	35,903,569	$531,381,328
Dividends and/or distributions reinvested	2,302,259	34,059,124	2,349,478	34,789,586
Redeemed	(34,200,991)	(499,423,688)	(11,861,094)	(175,337,127)

Net increase (decrease)	(9,504,560)	$(129,921,801)	26,391,953	$390,833,787

89        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount

Class Y
Sold	31,262,365	$466,935,353	38,010,836	$562,348,600
Dividends and/or distributions reinvested	1,135,694	16,874,152	736,323	10,981,074
Redeemed	(30,940,821)	(456,242,025)	(8,948,789)	(133,332,222)

Net increase	1,457,238	$27,567,480	29,798,370	$439,997,452

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2013 were as follows:

	Purchases	Sales

Investment securities	$1,065,219,661	$1,504,622,457

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule through October 31, 2013
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.390

Fee Schedule effective November 1, 2013
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Next $5 billion	0.390
Over $10 billion	0.370

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred. The fee arrangement associated with these services was terminated effective April 1, 2013.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

90        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$24,294,968

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2013	$571,186	$344,996	$64,136	$362,013

Waivers and Reimbursements of Expenses. The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

92        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

6. Borrowings (Continued)

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1657% as of September 30, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2013 equal 0.02% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 30, 2013, the Fund had borrowings outstanding at an interest rate of 0.1657%. Details of the borrowings for the year ended September 30, 2013 are as follows:

Average Daily Loan Balance	$58,566,575
Average Daily Interest Rate	0.177%
Fees Paid	$1,112,075
Interest Paid	$96,051

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in

93        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Reverse Repurchase Agreements (Continued)

interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended September 30, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended September 30, 2013.

Details of reverse repurchase agreement transactions for the year ended September 30, 2013 are as follows:

Fees Paid	$568,427

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits

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8. Pending Litigation (Continued)

allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term Municipal Fund (formerly Oppenheimer Limited Term Municipal Fund), a separate series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term Municipal Fund as of September 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2013

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended September 30, 2013 are eligible for the corporate dividend-received deduction. 98.93% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

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services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail high yield muni funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional breakpoint at 0.37% for assets in excess of $10 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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SPECIAL SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), a series of Oppenheimer Municipal Fund (the “Trust”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1) as described in the Fund’s proxy statement dated April 12, 3012 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	360,435,971	6,499,938
David K. Downes	360,289,298	6,646,611
Matthew P. Fink	360,326,942	6,608,967
Edmund Giambastiani, Jr.	360,513,049	6,422,859
Phillip A. Griffiths	360,300,982	6,634,926
Mary F. Miller	360,372,612	6,563,297
Joel W. Motley	360,708,979	6,226,930
Joanne Pace	360,962,626	5,973,283
Mary Ann Tynan	360,492,079	6,443,829
Joseph M. Wikler	360,389,853	6,546,056
Peter I. Wold	360,824,179	6,111,730
William F. Glavin, Jr.	360,567,806	6,368,102

On September 27, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, as adjourned to August 2, 2013 and August 12, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
149,107,787	6,647,850	39,951,131

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
149,183,430	6,626,198	39,897,143

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
148,554,389	7,190,855	39,961,523

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
148,774,467	6,933,016	39,999,282

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
148,938,722	6,860,470	39,907,577

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
149,006,043	6,600,614	40,100,111

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SPECIAL SHAREHOLDER MEETINGS Unaudited / Continued

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
148,644,423	6,781,771	40,280,577

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
148,417,863	7,254,100	40,034,805

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
138,573,329	16,599,177	40,534,269

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
148,254,141	7,460,446	39,992,181

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
151,052,936	5,025,040	39,628,793

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2009) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2009) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2009) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University

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TRUSTEES AND OFFICERS unaudited / Continued

Phillip A. Griffiths, Continued	(1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair

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Joanne Pace, Continued	(2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2009) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an annual term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

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Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder

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TRUSTEES AND OFFICERS unaudited / Continued

Arthur S. Gabinet, Continued	Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0860.001.0913 November 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $52,400 in fiscal 2013 and $46,100 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $2,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and $424,956 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and $359,124 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,123,010 in fiscal 2013 and $786,580 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013